UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Courtney R. Taylor

Capital World Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A multispeed world
creates opportunities for
global bond investors.

Special feature page 4

Capital World Bond Fund® Annual report for the year ended September 30, 2013

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.12%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.04%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	A multispeed world creates opportunities for global bond investors.

Contents

1	Letter to investors
3	The value of a long-term perspective
10	About your fund
12	Summary investment portfolio
17	Financial statements
35	Boards of trustees and other officers

Fellow investors:

Capital World Bond Fund recorded a total return of -2.80% during its past fiscal year. The fund’s result slightly lagged that of the global bond market — as measured by the unmanaged Barclays Global Aggregate Index — which lost 2.64% in the 12 months ended September 30, 2013. Fund investors who reinvested quarterly dividends totaling about 44 cents a share received an income return of 2.06%, slightly above the 2.04% received by those who took dividends in cash. The fund also paid a capital gain of 28 cents in December.

Many parts of the global bond market generated negative returns over the period, as investor sentiment swung dramatically. Bonds of low credit quality, as well as those issued by certain governments in Europe and developing countries, were among the market segments that bucked the trend, generating 12-month gains. Compared to the broader market, the fund’s lower exposure to the euro and to euro-zone bonds hurt its result.

Meanwhile, the Lipper Global Income Funds Index recorded a total return of -0.73%. This peer group measure includes some funds that — unlike this fund — invest proportionately more of their assets in bonds that may involve a relatively higher level of risk. Though we are disappointed by the fund’s recent result, a fully-diversified global bond portfolio is part of its DNA, as is the longer term investment perspective of its portfolio managers. The fund’s risk-aware approach to investing has, we believe, helped sustain its 10-year advantage over its benchmark and peers (see table below).

United States

The gradual domestic recovery continued, though data was mixed. Job growth was solid earlier in the period, but the final few monthly figures were disappointingly weaker. The housing market’s recovery also lost some momentum toward fiscal year-end; in addition to the slowing pace of U.S. home price rises, the volume of new home sales disappointed.

Investor confidence deteriorated in May and June. Comments by Federal Reserve Chairman Ben Bernanke were widely interpreted as portending the imminent reduction (often referred to as “tapering”)

Results at a glance

For periods ended September 30, 2013, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Capital World Bond Fund (Class A shares)	-2.80%	5.29%	5.27%	6.87%
Barclays Global Aggregate Index[2]	-2.64	5.07	4.92	6.84
Lipper Global Income Funds Index	-0.73	6.43	5.07	—	[3]

[1]	Since August 4, 1987.

[2]	The Barclays Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses.

[3]	This index did not exist prior to December 30, 1988.

Capital World Bond Fund	1

of the Fed’s $85 billion-per-month bond buying program. Concern among investors that a major source of demand for bonds would soon diminish fueled a selloff in the U.S. (and elsewhere).

Then, in late September, yields (which move inversely to prices) reversed course as the Fed surprised many in the market by deciding not to slow down its purchases (yet). Over the 12-month period, U.S. Treasuries generated a total return of -2.09% and the return for higher quality corporates was -1.58%; financials were one of the few sectors to buck the trend, recording a 1.47% gain. Meanwhile, high-yield (rated Ba/BB and below) corporate bonds generated a return of 7.14%. Despite May’s market jitters, corporate issuance continued apace as companies sought to lock in low interest rates and finance dividend payments. The new-issue market set two new records, with Verizon’s $49 billion offering in September topping Apple’s $17 billion offering four months earlier. As of September 30, 2013, 23.4% of the portfolio was invested in corporate bonds from the U.S. and elsewhere.

U.S.-dollar-denominated debt accounted for 48.6% of the fund’s portfolio, before currency hedging. This amount included 10.1% in U.S. Treasuries, 8.3% in mortgage-backed securities and 19.9% in U.S.-dollar-denominated corporates.

Europe

European bonds continued to be a significant area of investment for the fund — 31.3% of its portfolio (before currency hedging) as of September 30, 2013. Government issues from Spain, the United Kingdom, Poland, Germany and Sweden were among the larger holdings. The fund was also invested in a selection of other European countries.

Just before the start of the fund’s fiscal year, the European Central Bank (ECB) approved a plan to buy significant amounts of sovereign debt from struggling euro-zone nations. This plan — the so-called Outright Monetary Transactions (OMT) program — was a bold move aimed at lowering borrowing costs and boosting the economies of troubled euro-zone countries. Though this appeared to help ease investor worries for much of the period, there were several flare-ups in the euro-zone debt crisis — most notably following the February 2013 Italian general election and the Cypriot banking crisis a month later.

Recent data suggested that Europe’s long-running recession had ended in the second quarter of 2013, lifted by rebounding economies in Germany and France. Growth was boosted by increased manufacturing activity and greater consumer spending. However, some of the more troubled economies of Southern Europe continued to contract and, across the euro zone, unemployment stood at a near record high of 12% in August.

Other developed markets

In Japan, the central bank embarked on an ambitious program to encourage growth by pumping billions of yen into the financial system through asset purchases. Following elevated volatility in April and May, the Bank of Japan’s upgraded assessment of the economy and unanimous vote to maintain the pace of its asset purchases helped support bond prices.

Compared to the market index, the fund’s low exposure to the yen during the period helped its relative return (the yen weakened by about 21%). That said, the fund’s exposure in absolute terms remains significant — something our investment professionals view as potentially beneficial for the fund’s longer term results.

Developing markets

As of September 30, 2013, developing-country bonds amounted to 22.8% of the portfolio (including 15.4% in local-currency bonds), with Mexican issues accounting for the largest individual portion. Exchange-rate depreciation and volatility blighted a number of countries, prompting central banks to raise official interest rates in order to help shore up their currencies. Generally, 12-month returns were negative for U.S. dollar-based investors in developing-country bonds denominated in local currencies; returns were mixed for U.S. dollar-denominated bonds.

Looking ahead

As we discuss in the feature on page 4, we expect the global economy to gradually accelerate. At a more granular level, however, economic fortunes will vary. This global backdrop should, in our view, create attractive longer term investment opportunities for global investors.

The fund will maintain its consistent long-term approach to research-driven, risk-aware investing. Even though we may be in the early stages of a period in which U.S. bond yields move higher, it’s important to remember that the global bond market is vast and diverse, so there’s almost always some portion that offers potentially attractive risk-adjusted returns.

Thank you for your continued support. We look forward to reporting to you again in six months.

Cordially,

Mark H. Dalzell

President

November 7, 2013

For current information about the fund, visit americanfunds.com.

2	Capital World Bond Fund

The value of a long-term perspective

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

How a $10,000 investment has grown over the fund’s lifetime

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.

[3]	With dividends and capital gains reinvested or interest compounded.

[4]	Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.

[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[6]	For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and, therefore, have no expenses.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment

For periods ended September 30, 2013*

	1 year	5 years	10 years

Class A shares	-6.44%	4.49%	4.87%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.91% for Class A shares as of the prospectus dated December 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower.

Visit americanfunds.com for more information.

Capital World Bond Fund	3

A multispeed world creates opportunities for global bond investors.

4	Capital World Bond Fund

Individual economies and policy responses have been divergent. Now, the global economy is at a crossroads in its post-financial crisis journey. Just how synchronized could future growth be across the world and what could this mean for future inflation rates? What are the key opportunities and challenges faced by active investors? Here, some of the fund’s portfolio managers share their thinking on the economic outlook and what it may mean for bonds.

Sometimes, fear drives markets. Anticipating both an imminent slowdown in the Federal Reserve’s bond buying activity and a rise in the official short-term interest rate, a full-fledged selloff struck the bond market in May 2013. By the end of June, yields (which move inversely to prices) had risen so much that U.S. Treasuries recorded their worst calendar-quarter since 2010. Corporate bond spreads — the yield paid by the bond in excess of a Treasury of similar maturity — rose sharply in June, and some developing-country currencies weakened dramatically — reaching levels not witnessed for years.

Then, on September 18, the Fed surprised the market by deciding not to reduce its bond buying — creating a rally. Though not returning to pre-May levels, yields generally declined. Some previously battered currencies — already appreciating versus the dollar since early September — strengthened further.

Clearly, bond market confidence is fragile. Questions abound. Investors are uncertain about when the Fed will begin to “normalize” monetary policy; specifically, when will it begin to reduce its bond-buying, and, when will it start to sell its bond holdings and raise the official short-term interest rate? Elsewhere, the European economy appears to be turning a corner, but is the euro-zone crisis really over? Meanwhile, recent strife in some developing-country markets has rekindled memories of past crises — is history set to repeat itself? And, what are the risks posed by the Bank of Japan’s massive asset-purchase program?

“Certainly, this is a complex and challenging time to be a bond investor. The global economy is at a crossroads. Amid different policy responses by governments and central banks, the extent to which we may see more synchronized global growth and higher global inflation is a big question,” says portfolio manager Mark Dalzell. “On the flipside, it’s also a period that I believe should create compelling longer term return potential.”

Here, we will address some of the key questions that are on bond investors’ minds right now. Of course — as is often evident when investing — definitive answers are not always possible. That said, we hope that insights from the fund’s investment professionals will shed light on some of that complexity Mark mentioned and, furthermore, underscore the continuing case for global bond investing, almost regardless of how the world economy unfolds over the next couple of years.

The story of where we are is a tale of two ‘Greats’

In the decades leading up to the financial crisis that began in 2007, the private and public debt burdens of many developed countries generally trended upward. The “Great Moderation,” as it came to be known, was characterized by widespread belief that the ups and downs of the business cycle had been tamed (by a combination of adroit central bank policy and financial sector liberalization), that credit should flow freely, and that positive economic growth could be sustained — almost indefinitely.

In many ways, much of the turmoil and “healing” of the global economy over the interim can be understood as the reversal of private-sector debt accumulation — among individuals in the U.S., for example — a process that some economists have termed the “Great Deleveraging.”

Capital World Bond Fund	5

Rising rates can be a negative for the total returns of existing bond investments, but it’s important to remember: An actively managed fund can use such an environment to reinvest in bonds that offer potentially higher total returns over the longer term.

MARK DALZELL
PORTFOLIO MANAGER

Private-sector deleveraging among individuals, as well as banks and non-financial corporations, is well underway in the U.S., parts of Europe and elsewhere. By some measures, U.S. households’ overall debt burden has fallen significantly and is now at its lowest level since the early 2000s; consumer debt write-offs and pay-downs, as well as accelerating economic growth, have driven this trend. Globally, the picture for corporate leverage is mixed, though the amount of corporate bonds outstanding has risen. “Some balance sheets now carry more debt than they once did, but lower interest rates have led to a materially lower cost of debt,” says portfolio manager Marcus Linden, who focuses on high-yield bonds. “That should benefit companies over the next several years — even in a rising-rate environment.”

Public-sector debt in the U.S., Europe, Japan and many other major economies has increased sharply. Meanwhile, there are signs that in some economies, government finances are beginning to improve. A combination of growth, tax increases and expenditure cuts have all helped the U.S. budget deficit to fall sharply over the last 12 months. In many European countries, low interest rates in combination with austerity measures and economic reform have helped to improve the fiscal outlook.

We may be headed toward more synchronous global growth

On balance, the fund’s portfolio managers believe that the probable path for the global economy over the next two years is one of gradual growth and inflation contained within its current range. “I expect the U.S. to be a primary engine of the gradual global recovery. With this backdrop, domestic bond yields are likely to grind higher,” says portfolio manager Jim Mulally. “That trend upward could, however, be punctuated with periods of falling yields or volatility — on the heels of any weaker-than-expected economic data, for example.”

Whether or not the Fed begins to normalize its monetary policy soon, Jim believes that, before too long, the bond market may anticipate an imminent shift in policy and yields could move higher. “Once the political gridlock around the budget and the debt ceiling eases, a reduction in Fed asset purchases may not be far off,“ Jim says.

When yields rise, bond prices fall. This, in essence, explains why some bond fund investors in the U.S. began to feel unsettled amid all the “taper talk” of recent months. Rising yields in May and June 2013 prompted media warnings of “bursting bubbles,” but are higher yields really such bad news for bond investors? At first glance, the basic relationship at the heart of bond investing — rising yields equal lower bond prices — suggests the answer may be yes. However, that’s far from the whole story for active global investors. “Rising rates can be a negative for the total returns of existing bond investments, but it’s important to remember: An actively managed fund can use such an environment to reinvest in bonds that offer potentially higher total returns over the longer term,” says Mark. “What’s more, the global bond market is vast and diverse, so this fund has the flexibility to search for opportunities in many different areas.”

How have cumulative global bond returns fared during and after previous periods when Treasury yields have trended upward and the Fed raised rates? At the very least, the historical analysis presented in the chart on page 7 suggests that those who believe that rising Treasury yields are necessarily bad for bond investors should perhaps think again. Of course, past results are not predictive of future returns. The global backdrop today is quite different from what it was in those previous

6	Capital World Bond Fund

periods, and there’s no way to know how smoothly the upward trend in yields will unfold and what that means precisely for global returns going forward.

Financial “health warning” noted, what opportunities are portfolio managers anticipating? One area of global bonds that portfolio manager Thomas Høgh views with cautious optimism is Europe. A mild, but steady, recovery is likely to play out over the next couple of years, though fiscal tightening alongside incomplete structural reform efforts will act as headwinds: “Rebounding growth in some peripheral countries could prompt rapid improvements in fiscal health and employment — potentially leading to good risk-adjusted returns for their bonds as yields normalize,” he says. “Elsewhere, our research indicates that the spreads of certain Eastern European government bonds could rally a lot — if European growth accelerates in the manner we anticipated.”

Recent investments in Spanish bonds show how thorough research can support bold longer term investment decisions. At fiscal-year end, Spanish government bonds were one of the larger holdings in the fund’s portfolio and generated double-digit returns over the 12 months. Earlier analyses by the fund’s investment professionals suggested that despite the many economic challenges faced by Spain, its outlook was improving dramatically. The property market was beginning to heal, private-sector deleveraging was underway, economic reform efforts looked hopeful and export prospects were strong.

As the U.S. and Europe get ready to de-emphasize unconventional monetary policy, Japan has moved in the opposite direction. In a bid to end deflation (falling costs of goods and services), promote durable growth and, ultimately, lower its debt burden, Japan is pressing ahead with “Abenomics” — an ambitious policy framework championed by Prime Minister Shinzō Abe that encompasses three core

Rising Treasury yields are bad news? Think again.

Bond fund investors often worry that rising Treasury yields are the kiss of death for market returns. If you’re one of them, here’s some food for thought: In three past periods during the fund’s lifetime when the official U.S. short-term interest rate (the federal funds rate) was raised and five-year Treasury yields rose more than two percentage points, global market returns (from the start of each period, through one year after the period ended) were generally positive. What’s more, rising yields may actually benefit an actively managed bond fund — enabling the portfolio managers to reinvest in bonds that generate greater income and offer potentially higher total returns.

Market index total returns through three prominent periods of rising yields* (results encompass cumulative total returns from start of period through one year after the period ended)

*	Five-year Treasury yields rose by more than two percentage points, low to high, over a period lasting more than 12 months. Treasury yields have risen by more than two percentage points in periods other than those presented above.
†	Inception date of index was after first rising yield period shown.

Capital World Bond Fund	7

Global bonds may add resilience to an investment mix

Put simply, stock and bond markets typically behave differently. Their returns change by different magnitudes and often move in opposite directions, doing better or worse at different times in the business cycle. Bond returns, therefore, often have served as a counterweight to stock market returns. As can be seen from the chart below, during periods of stock market decline, an investment in the fund could have added resilience to a wider investment mix including global stocks.

Total returns (%) during global stock market declines1

[1]	Declines are based on price declines of 15% or more (without dividends reinvested) in the MSCI World Index with 100% recovery between declines (except for a 71% recovery between 3/9/09 and 5/2/11).
[2]	Results reflect dividends net of witholding taxes. The index is unmanaged and,therefore, has no expenses.
[3]	Class A shares, with distributions reinvested.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

elements (so-called “arrows”): asset purchases, flexible fiscal policy and structural economic reform.

As of September 30, it appeared as if the Bank of Japan’s asset purchases were keeping a lid on Japanese government bond yields. “In a future where global bond yields generally grind higher, owning meaningfully more Japanese issues could add stability to a global portfolio over the next year or two,” says Mark. “We are weighing that potential benefit against longer term risks.”

Causes for concern include the possibility of a future collapse in market confidence as the debt burden mounts; as of early 2013, Japan’s public-sector debt as a percentage of GDP stood at 240% on a gross basis, or about 135% net of assets owned by the government. And there are other possible problems, ranging from the risk that structural reform efforts come up short, to the chance that Japanese companies will continue to hoard cash to the detriment of investment spending and, consequently, growth.

The outlook outside of developed countries is more mixed. As the pace of China’s growth moderates and the possibility of less support for global financial asset values from official bond buying looms larger, vulnerabilities among certain developing-country economies are being laid bare. Specifically, those countries with large current account deficits (in other words, their imports of goods and services greatly exceed exports) may have to endure some difficult times as growth slows, currencies weaken and interest rates are raised. Bonds from Brazil, Indonesia and South Africa may, therefore, be among those to suffer elevated volatility and downward pressure on their currencies as economies attempt to find a new balance.

In contrast, bonds from select countries in Central Europe and Latin America

8	Capital World Bond Fund

continue to offer potentially attractive risk-adjusted returns. “From a fundamental perspective, some of these sovereigns may represent good value,” says portfolio manager Rob Neithart. “For example, ongoing structural reform efforts have, in my view, bolstered the relative attractiveness of Mexican and Colombian bonds. It’s also important to reiterate that even if U.S. rates rise over the next couple of years, differences among economic and policy cycles mean that developing-country yields may not mirror that upward move.”

Arguments for global bond investing are timeless and compelling

At a time when recent global bond returns have disappointed, and the outlook for the world economy appears finely balanced, it’s important to not lose sight of the potential benefits that an actively managed global bond fund may bring to the table. Global bonds can offer a source of income, while potentially adding diversification and a measure of stability to a fund investor’s wider investment mix.

How much diversification and stability can global bonds add? Historically, this fund has demonstrated resilience when stocks have declined sharply (see chart on page 8). Meanwhile, the fund just endured one of its most challenging years, yet its loss over the 12 months amounted to -2.80% — a downside that compares favorably to potential losses in “weak” equity markets.

Ever since its launch in 1987, the fund has followed its own path — characterized by a commitment to investing that is globally diversified, research-driven and risk-aware. In other words, the fund has been consistent — in terms of its measured approach to longer term investing, line-up of investment professionals (at fiscal year-end, four of its five portfolio managers had been with the fund for a total of at least 18 years; see chart below), and its track record of generating favorable results relative to the broader market over the 10-year periods, ending at fiscal year-end.

Consistency, however, should not be mistaken for inflexibility. For example, the portfolio managers could seek to counter the effects of rising interest rates by focusing more on bonds of shorter maturity, or through strategies designed to benefit from anticipated changes in the shape of the yield curve. Similarly, strengthening of the U.S. dollar over the next year or two could create a drag on returns for U.S.-based investors in global bonds — a risk that the portfolio managers could address by using a variety of financial instruments to actively manage exposure to currency fluctuations. At fiscal year-end, the fund had lower exposure to the euro and Japanese yen (relative to its benchmark).

“We emphasize a truly diversified, risk-aware approach to global bond investing — eye-popping results are not the goal,” says Mark. “This fund has consistently delivered a high level of return to its investors. Investing in a way that may be likely to create more volatile longer term results is something that’s just not in Capital World Bond Fund’s DNA.” ■

Your fund’s portfolio managers are experienced, active global bond investors

Investing amid challenging market conditions is nothing new for the portfolio managers, each of whom independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. Collectively, the investment team — including a group of analysts that manages a portion of total assets — brings together multiple areas of knowledge and experience, over many market cycles.

■ Years with Capital World Bond Fund*

■ Total investment experience*

*	After many years of service as a portfolio manager, James Mulally left the fund on November 1, 2013. For the other portfolio managers, years quoted are as of the prospectus dated December 1, 2013 (unaudited).

Capital World Bond Fund	9

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Where the fund’s assets are invested ... ... and how those markets have done over the past year unaudited

September 30, 2013
			Bond market total returns[1]
			12 months ended
	Capital World Bond Fund		September 30, 2013
	Before forward	After forward	In local		In U.S.
Currency weighting by country:	contracts	contracts	currency		dollars
United States[2]	48.6%	48.7%	-1.6%		-1.6%
EMU[3]	17.7	15.6	3.9		9.4
Japan	7.1	10.6	1.7		-19.4
Mexico	4.2	3.4	2.6		0.8
Poland	3.3	3.2	4.9		7.9
Sweden	3.2	3.0	-0.3		1.9
United Kingdom	3.0	3.9	-1.5		-1.1
Norway	1.6	1.6	0.2		-4.6
Malaysia	1.2	1.2	1.8		-4.5
South Korea	1.1	1.1	1.4		5.0
Canada	1.1	1.1	-1.8		-5.9
Brazil	1.0	0.5	2.6	[4]	-6.5	[4]
Hungary	0.9	0.9	12.8	[4]	13.8	[4]
Russian Federation	0.9	0.7	8.5	[4]	4.5	[4]
Turkey	0.7	0.2	3.1	[4]	-8.5	[4]
Chile	0.7	0.6	5.4		-0.6
Philippines	0.7	0.7	7.3	[4]	2.8	[4]
Colombia	0.6	0.6	2.3	[4]	-3.4	[4]
Australia	0.6	0.6	1.6		-8.6
South Africa	0.6	0.6	1.7		-15.9
Israel	0.5	0.5	—	[5]	—	[5]
Peru	0.4	0.4	-3.1	[4]	-9.5	[4]
Thailand	0.2	0.2	2.6		1.0
Uruguay	0.1	0.1	—	[5]	—	[5]
Singapore	— [6]	— [6]	-1.8		-3.9

[1]	Source: Barclays Global Aggregate Index.
[2]	Includes U.S. dollar-denominated bonds of other countries, totaling 15.1%.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[4]	Source: JP Morgan GBI–EM Broad Diversified Index.
[5]	This market is not included in the Barclays Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
[6]	Amount less than 0.1%.

Capital World Bond Fund net assets

unaudited

September 30, 2013
	Before forward	After forward
Currency weighting by region:	contracts	contracts
United States	48.6%	48.7%
Europe	31.3	29.1
Asia/Pacific Basin	10.9	14.4
Other*	9.2	7.8

*	Brazil, Canada, Colombia, Chile, Israel, Mexico, Peru, South Africa and Uruguay.

10	Capital World Bond Fund

Portfolio summary September 30, 2013

Portfolio by type of security	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.

		Percent of net assets
Euro zone*:
Spain	5.5%
Germany	2.4
Belgium	1.7
Ireland	1.2
Italy	0.9
Portugal	0.9
Slovenia	0.7
The Netherlands	0.6
Greece	0.6
France	0.3
Cyprus	—	†	14.8%

Japan			7.1
Mexico			4.2
Poland			3.7
Sweden			3.2
Hungary			2.3
United Kingdom			2.0
Norway			1.6
Malaysia			1.2
South Korea			1.1
Other			10.6
			51.8%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
†	Amount less than .1%.

Net assets and portfolio turnover rate

	Fund net assets	Portfolio
Fiscal year	(millions)	turnover rate
2013	$12,654	199%
2012	13,642	142
2011	12,282	95
2010	11,919	80
2009	9,859	106

Expense ratios
as of September 30, 2013

Capital World Bond Fund (Class A shares)		0.91%
Lipper Global Income Funds Average (front-end load funds only)		1.07

Capital World Bond Fund	11

Summary investment portfolio September 30, 2013

Bonds, notes & other debt instruments 95.62%	Principal amount (000)		Value (000)		Percent of net assets
Euros 17.66%
Spanish Government:
5.50% 2017		€62,377	US$	93,129
4.50% 2018		67,435		97,351	5.46%
5.40% 2023		310,860		457,303
3.75%–4.30% 2018–2019		30,975		43,410
German Government:
3.50% 2016		59,400		86,370	2.37
1.50%–6.25% 2016–2042		137,649		213,347
Belgium (Kingdom of):
Series 69, 1.25% 2018		45,600		61,588
Series 67, 3.00% 2019		36,530		53,179	1.69
Series 68, 2.25% 2023		75,395		99,236
Irish Government:
3.90% 2023		63,830		86,665	1.18
4.50%–5.50% 2017–2025		42,865		62,824
Portuguese Government 4.35% 2017		63,505		81,403	.64
Netherlands Government Eurobond 4.00% 2019		37,900		58,990	.47
Hungarian Government 3.875%–6.00% 2018–2020		40,540		57,314	.45
Other securities				682,160	5.40
				2,234,269	17.66

Japanese yen 7.13%
Japanese Government:
Series 317, 0.10% 2014		¥9,758,450		99,304
Series 269, 1.30% 2015		22,465,650		232,571
Series 284, 1.70% 2016		7,700,000		82,246
Series 310, 1.00% 2020		8,649,750		91,522	7.07
Series 136, 1.60% 2032		6,778,250		70,134
Series 21, 2.30% 2035		8,435,000		96,776
0.10%–2.40% 2015–2042[1]		20,757,502		221,896
Other securities				7,676	.06
				902,125	7.13

Mexican pesos 4.19%
United Mexican States Government:
Series M, 5.00% 2017	MXN	907,000		70,675
Series M10, 7.75% 2017		786,000		67,183
Series M, 8.00% 2020		1,320,500		115,321	4.14
Series M, 6.50% 2021		772,500		62,023
Series M30, 10.00% 2036		615,000		62,015
3.50%–10.00% 2016–2040[1]		1,685,839		146,924
Other securities				6,578	.05
				530,719	4.19

Polish zloty 3.30%
Polish Government:
Series 1017, 5.25% 2017	PLN	508,440		172,257
Series 1020, 5.25% 2020		126,950		43,121	3.30
Series 1021, 5.75% 2021		395,120		138,672
5.75% 2022		181,910		63,835
				417,885	3.30

Swedish kronor 3.21%
Swedish Government:
Series 1049, 4.50% 2015	SKr	637,495		105,297
Series 1051, 3.75% 2017		461,400		77,713
Series 105, 4.25% 2019		458,000		80,135	3.15
Series 105, 3.50% 2022		461,115		78,471
3.50%–6.75% 2014–2028[1]		294,267		57,832
Other securities				7,263	.06
				406,711	3.21

12	Capital World Bond Fund

	Principal amount		Value		Percent of net
	(000)		(000)		assets
British pounds 3.01%
United Kingdom:
3.75% 2021		£56,000	US$	100,394	1.98%
1.75%–5.00% 2014–2040		86,740		150,319
Other securities				129,467	1.03
				380,180	3.01

Norwegian kroner 1.63%
Norwegian Government:
4.25% 2017	NKr	765,310		137,477	1.63
3.75%–4.50% 2019–2021		379,130		69,022
				206,499	1.63

Malaysian ringgits 1.18%
Malaysian Government 3.172%–4.24% 2016–2023	MYR	487,250		148,986	1.18

South Korean won 1.12%
South Korean Government:
5.50% 2017	KRW	76,543,470		77,819
Series 2206, 3.75% 2022		9,400,000		9,013	1.12
Series 2303, 3.00% 2023		61,383,990		55,428
				142,260	1.12

Hungarian forints 0.92%
Hungarian Government:
Series 20A, 7.50% 2020	HUF	15,254,000		77,858	.92
6.50%–7.00% 2019–2022		7,917,250		38,398
				116,256	.92

Russian rubles 0.87%
Russian Federation:
7.50% 2018	RUB	2,464,629		78,708	.87
6.20%–7.60% 2018–2022		1,021,350		31,343
				110,051	.87

U.S. dollars 44.18%
U.S. Treasury:
1.00% 2017	US$	108,665		109,244
2.75% 2017		54,950		58,605
1.00% 2018		86,875		85,793
3.50% 2018		55,350		60,833
1.375% 2020		59,450		57,388	10.10
2.50% 2023		159,220		157,690
0.25%–7.50% 2013–2043[2]		567,632		572,220
U.S. Treasury Inflation-Protected Securities:
0.375% 2023[1]		78,153		77,805
0.125%–2.375% 2015–2042[1]		92,698		98,097
Fannie Mae:
2.50% 2028[3]		69,000		69,431
3.50% 2043[3]		163,884		167,008
4.00% 2043[3]		94,717		99,024	6.35
4.50% 2043[3]		66,840		71,414
0%–9.54% 2018–2048[3,4]		389,568		396,890
Hungarian Government:
5.375% 2023		72,300		70,748	.93
4.125%–7.625% 2018–2041		44,535		46,658
Polish Government 5.00%–6.375% 2019–2022		43,260		49,102	.39
Russian Federation 3.25%–7.50% 2017–2042[3,5]		15,075		16,284	.13
United Mexican States Government Global
5.125%–6.05% 2020–2040		5,000		5,555	.04
South Korean Government 5.75% 2014		3,400		3,494	.03
Other securities				3,316,608	26.21
				5,589,891	44.18

Capital World Bond Fund	13

Bonds, notes & other debt instruments (continued)			Value (000)		Percent of net assets
Other currencies 7.22%
Other securities			US$	913,626	7.22%

Total bonds, notes & other debt instruments (cost: $11,981,881,000)				12,099,458	95.62

Convertible securities 0.02%
U.S. dollars 0.01%
Other securities				1,472	.01

Miscellaneous 0.01%
Other convertible securities in initial period of acquisition				1,240	.01

Total convertible securities (cost: $2,416,000)				2,712	.02

Preferred securities 0.08%
U.S. dollars 0.02%
Other securities				2,565	.02

Miscellaneous 0.06%
Other preferred securities in initial period of acquisition				7,066	.06

Total preferred securities (cost: $10,251,000)				9,631	.08

Common stocks 0.03%
Other securities				4,222	.03

Total common stocks (cost: $7,043,000)				4,222	.03

Short-term securities 7.47%		Principal amount (000)
Freddie Mac 0.10%–0.18% due 11/5/2013–5/20/2014	US$	342,750		342,661	2.71
Fannie Mae 0.09%–0.13% due 1/22–6/2/2014		170,400		170,325	1.35
Federal Home Loan Bank 0.06%–0.115% due 12/13/2013–5/27/2014		130,500		130,456	1.03
BHP Billiton Finance (USA) Limited 0.11%–0.13% due 11/19–12/18/2013[5]		100,000		99,964	.79
Nordea Bank AB 0.18%–0.185% due 10/4–11/1/2013[5]		56,500		56,494	.45
Other securities				145,484	1.14

Total short-term securities (cost: $945,233,000)				945,384	7.47
Total investment securities (cost: $12,946,824,000)				13,061,407	103.22
Other assets less liabilities				(407,827)	(3.22)

Net assets			US$	12,653,580	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,934,000, which represented .05% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $5,014,000, an aggregate cost of $7,994,000, and which represented .04% of the net assets of the fund) were acquired from 3/16/2007 to 2/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $45,664,000, which represented .36% of the net assets of the fund.

14	Capital World Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $1,716,147,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation) at
	Settlement date	Counterparty	Receive (000)	Deliver (000)	9/30/2013 (000)
Purchases:
Euros	10/9/2013	UBS AG	€20,071	$26,339	US$ 816
Euros	10/21/2013	Barclays Bank PLC	€27,891	$37,274	460
Euros	10/21/2013	Bank of America, N.A.	€32,147	$42,950	543
Euros	10/23/2013	HSBC Bank	€19,730	$26,748	(54)
Japanese yen	10/18/2013	JPMorgan Chase	¥7,945,146	$80,047	791
Japanese yen	10/21/2013	HSBC Bank	¥7,301,904	$73,783	512
Japanese yen	10/21/2013	Citibank	¥10,019,768	$101,278	671
Japanese yen	10/23/2013	Barclays Bank PLC	¥5,460,232	$54,987	571
Japanese yen	10/24/2013	Bank of New York Mellon	¥1,286,285	$13,000	88
Japanese yen	10/28/2013	Barclays Bank PLC	¥2,724,072	$27,619	99
Japanese yen	11/1/2013	Bank of New York Mellon	¥2,664,369	$27,098	13

					US$4,510

Sales:
Australian dollars	10/15/2013	Credit Suisse AG	$1,113	A$1,200	(5)
Brazilian reais	10/7/2013	Credit Suisse AG	$12,725	BRL30,490	(1,009)
Brazilian reais	10/7/2013	Citibank	$9,940	BRL23,500	(645)
Brazilian reais	10/28/2013	Citibank	$11,561	BRL26,000	(53)
Brazilian reais	11/4/2013	JPMorgan Chase	$14,714	BRL33,000	—
British pounds	10/4/2013	UBS AG	$14,124	£9,075	(567)
British pounds	10/11/2013	Barclays Bank PLC	$8,636	£5,500	(267)
British pounds	10/16/2013	Bank of New York Mellon	$6,859	£4,300	(101)
British pounds	10/16/2013	Bank of New York Mellon	$2,372	£1,500	(56)
British pounds	10/16/2013	Bank of America, N.A.	$5,088	£3,200	(92)
British pounds	10/16/2013	Bank of New York Mellon	$2,072	£1,300	(32)
British pounds	10/21/2013	Bank of New York Mellon	$13,731	£8,600	(189)
British pounds	10/23/2013	Bank of New York Mellon	$6,732	£4,200	(66)
British pounds	10/24/2013	UBS AG	$5,725	£3,575	(62)
British pounds	10/31/2013	HSBC Bank	$2,002	£1,250	(21)
British pounds	11/1/2013	HSBC Bank	$11,889	£7,375	(47)
British pounds	11/7/2013	Citibank	$8,287	£5,175	(88)
Canadian dollars	10/15/2013	HSBC Bank	$1,207	C$1,250	(6)
Canadian dollars	10/21/2013	HSBC Bank	$1,706	C$1,750	8
Canadian dollars	10/21/2013	HSBC Bank	$1,707	C$1,750	9
Canadian dollars	10/23/2013	HSBC Bank	A$776	C$750	(5)
Chilean pesos	10/7/2013	Citibank	$10,180	CLP5,193,975	(100)
Euros	10/3/2013	Citibank	¥2,040,975	€15,691	(464)
Euros	10/4/2013	Bank of America, N.A.	£51,650	€60,975	1,122
Euros	10/4/2013	Bank of America, N.A.	£51,778	€61,075	1,194
Euros	10/11/2013	Bank of New York Mellon	¥1,468,896	€11,120	(99)
Euros	10/15/2013	Citibank	¥1,405,715	€10,570	2
Euros	10/18/2013	JPMorgan Chase	$23,956	€18,000	(397)
Euros	10/21/2013	Citibank	$12,089	€9,050	(155)
Euros	10/23/2013	Barclays Bank PLC	£5,035	€5,975	67
Euros	10/23/2013	HSBC Bank	$1,153	€850	3
Euros	10/24/2013	UBS AG	$3,619	€2,675	— [6]
Euros	10/28/2013	JPMorgan Chase	$1,552	€1,150	(4)
Euros	10/31/2013	HSBC Bank	$4,479	€3,324	(18)
Euros	11/7/2013	JPMorgan Chase	$84,563	€62,750	(337)
Euros	11/8/2013	Bank of America, N.A.	¥4,212,867	€31,580	142
Euros	11/8/2013	HSBC Bank	$541	€400	— [6]
Japanese yen	10/25/2013	Credit Suisse AG	$6,026	¥600,000	(80)
Japanese yen	11/5/2013	HSBC Bank	$21,280	¥2,090,000	13
Mexican pesos	10/10/2013	JPMorgan Chase	$27,064	MXN370,000	(305)
Mexican pesos	10/23/2013	UBS AG	$5,704	MXN67,815	136
Mexican pesos	11/6/2013	HSBC Bank	$26,555	MXN344,925	291
Mexican pesos	11/7/2013	JPMorgan Chase	$41,119	MXN538,125	146

Capital World Bond Fund	15

			Contract amount		Unrealized (depreciation) appreciation at
	Settlement date	Counterparty	Receive (000)	Deliver (000)	9/30/2013 (000)
Sales:
Turkish lira	10/7/2013	Credit Suisse AG	$25,040	TRY51,750	US$ (547)
Turkish lira	10/21/2013	Citibank	$9,351	TRY20,255	(53)
Turkish lira	10/24/2013	JPMorgan Chase	$12,677	TRY25,000	355
Turkish lira	10/25/2013	UBS AG	$12,155	TRY24,375	142
Turkish lira	11/6/2013	HSBC Bank	$6,071	TRY12,275	35
Polish zloty	10/24/2013	UBS AG	$12,357	PLN38,675	(8)
Polish zloty	10/28/2013	Citibank	$3,986	PLN12,475	(1)
Russian rubles	10/15/2013	JPMorgan Chase	$26,802	RUB878,690	(246)
South Korean won	10/15/2013	Citibank	$7,360	KRW8,000,000	(76)
Swedish kronor	10/31/2013	UBS AG	£16,984	SKr175,200	249

					US$(2,287)

Forward currency contracts - net					US$ 2,223

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of a security in this range was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $14,229,000, which represented .11% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,270,545,000, which represented 10.04% of the net assets of the fund.
[6]	Amount less than one thousand.

See Notes to Financial Statements

16	Capital World Bond Fund

Financial statements

Statement of assets and liabilities at September 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $12,946,824)		$13,061,407
Cash denominated in currencies other than U.S. dollars (cost: $2,745)		2,745
Cash		14,011
Unrealized appreciation on open forward currency contracts		8,478
Receivables for:
Sales of investments	$199,881
Sales of fund’s shares	24,856
Closed forward currency contracts	1,274
Interest	156,305	382,316
		13,468,957
Liabilities:
Unrealized depreciation on open forward currency contracts		6,255
Payables for:
Purchases of investments	770,298
Repurchases of fund’s shares	20,571
Closed forward currency contracts	7,778
Investment advisory services	4,533
Services provided by related parties	5,449
Trustees’ deferred compensation	172
Other	321	809,122
Net assets at September 30, 2013		$12,653,580

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,485,799
Undistributed net investment income		94,532
Accumulated net realized loss		(45,366)
Net unrealized appreciation		118,615
Net assets at September 30, 2013		$12,653,580

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (623,935 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$7,383,643	363,380	$20.32
Class B	92,060	4,566	20.16
Class C	654,428	32,712	20.01
Class F-1	1,895,782	93,846	20.20
Class F-2	621,161	30,591	20.31
Class 529-A	371,836	18,256	20.37
Class 529-B	9,096	450	20.22
Class 529-C	164,954	8,188	20.14
Class 529-E	19,545	966	20.24
Class 529-F-1	38,952	1,922	20.27
Class R-1	16,869	838	20.14
Class R-2	176,763	8,780	20.13
Class R-3	183,741	9,062	20.28
Class R-4	108,464	5,341	20.31
Class R-5	189,127	9,294	20.35
Class R-6	727,159	35,743	20.34

See Notes to Financial Statements

Capital World Bond Fund	17

Statement of operations for the year ended September 30, 2013	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $2,725)	$403,093
Dividends	112	$403,205

Fees and expenses*:
Investment advisory services	58,717
Distribution services	38,340
Transfer agent services	22,864
Administrative services	3,446
Reports to shareholders	991
Registration statement and prospectus	471
Trustees’ compensation	122
Auditing and legal	147
Custodian	2,386
State and local taxes	56
Other	757	128,297
Net investment income		274,908

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	198,009
Forward currency contracts	(175,159)
Currency transactions	(8,692)	14,158
Net unrealized (depreciation) appreciation on:
Investments	(699,183)
Forward currency contracts	2,948
Currency translations	163	(696,072)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		(681,914)

Net decrease in net assets resulting from operations		$(407,006)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

18	Capital World Bond Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2013	2012
Operations:
Net investment income	$274,908	$300,862
Net realized gain on investments, forward currency contracts and currency transactions	14,158	155,222
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(696,072)	517,899
Net (decrease) increase in net assets resulting from operations	(407,006)	973,983

Dividends and distributions paid to shareholders:
Dividends from net investment income	(277,351)	(262,942)
Distributions from net realized gain on investments	(179,986)	—
Total dividends and distributions paid to shareholders	(457,337)	(262,942)

Net capital share transactions	(123,804)	648,435

Total (decrease) increase in net assets	(988,147)	1,359,476

Net assets:
Beginning of year	13,641,727	12,282,251
End of year (including undistributed net investment income: $94,532 and $55,496, respectively)	$12,653,580	$13,641,727

See Notes to Financial Statements

Capital World Bond Fund	19

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality high-yield debt securities.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

20	Capital World Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Capital World Bond Fund	21

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$2,234,269	$—	$2,234,269
Japanese yen	—	902,125	—	902,125
Mexican pesos	—	530,719	—	530,719
Polish zloty	—	417,885	—	417,885
Swedish kronor	—	406,711	—	406,711
British pounds	—	380,180	—	380,180
Norwegian kroner	—	206,499	—	206,499
Malaysian ringgits	—	148,986	—	148,986
South Korean won	—	142,260	—	142,260
Hungarian forints	—	116,256	—	116,256
Russian rubles	—	110,051	—	110,051
U.S. dollars	—	5,589,891	—	5,589,891
Other currencies	—	913,626	—	913,626
Convertible securities	—	—	2,712	2,712
Preferred securities	7,066	2,565	—	9,631
Common stocks	—	3,542	680	4,222
Short-term securities	—	945,384	—	945,384
Total	$7,066	$13,050,949	$3,392	$13,061,407

22	Capital World Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$8,478	$—	$8,478
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(6,255)	—	(6,255)
Total	$—	$2,223	$—	$2,223

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate the risks of an issuer defaulting on its obligations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Capital World Bond Fund	23

Nondiversification risks — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding would adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities and tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

24	Capital World Bond Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2013, the fund reclassified $9,000 from undistributed net investment income to capital paid in on shares of beneficial interest; $41,488,000 from accumulated net realized loss to undistributed net investment income; and $5,605,000 from accumulated net realized loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$104,002
Post-October capital loss deferral*	(30,434)
Gross unrealized appreciation on investment securities	359,624
Gross unrealized depreciation on investment securities	(269,605)
Net unrealized appreciation on investment securities	90,019
Cost of investment securities	12,971,388

*	This deferral is considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2013			Year ended September 30, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$208,759	$70,583	$279,342	$169,039	$—	$169,039
Class B	2,235	1,126	3,361	2,487	—	2,487
Class C	13,930	6,908	20,838	12,611	—	12,611
Class F-1	46,446	15,240	61,686	31,727	—	31,727
Class F-2	22,536	6,937	29,473	14,263	—	14,263
Class 529-A	9,848	3,412	13,260	7,667	—	7,667
Class 529-B	203	110	313	234	—	234
Class 529-C	3,085	1,560	4,645	2,620	—	2,620
Class 529-E	475	180	655	374	—	374
Class 529-F-1	1,022	315	1,337	745	—	745
Class R-1	362	175	537	331	—	331
Class R-2	3,433	1,663	5,096	2,878	—	2,878
Class R-3	4,546	1,739	6,285	3,683	—	3,683
Class R-4	3,008	999	4,007	2,482	—	2,482
Class R-5	5,777	1,670	7,447	4,387	—	4,387
Class R-6	15,097	3,958	19,055	7,414	—	7,414
Total	$340,762	$116,575	$457,337	$262,942	$—	$262,942

Capital World Bond Fund	25

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended September 30, 2013, the investment advisory services fee was $58,717,000, which was equivalent to an annualized rate of 0.436% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

26	Capital World Bond Fund

For the year ended September 30, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$19,329	$15,283	$805	Not applicable
Class B	1,174	235	Not applicable	Not applicable
Class C	7,560	1,465	379	Not applicable
Class F-1	4,556	2,557	912	Not applicable
Class F-2	Not applicable	897	381	Not applicable
Class 529-A	858	607	198	$389
Class 529-B	115	20	6	11
Class 529-C	1,773	290	89	175
Class 529-E	103	20	10	21
Class 529-F-1	—	59	19	38
Class R-1	190	26	10	Not applicable
Class R-2	1,398	776	94	Not applicable
Class R-3	995	386	100	Not applicable
Class R-4	289	126	58	Not applicable
Class R-5	Not applicable	110	100	Not applicable
Class R-6	Not applicable	7	285	Not applicable
Total class-specific expenses	$38,340	$22,864	$3,446	$634

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $122,000, shown on the accompanying financial statements, includes $98,000 in current fees (either paid in cash or deferred) and a net increase of $24,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$1,348,596	64,414	$273,174	13,005	$(2,024,612)	(98,041)	$(402,842)	(20,622)
Class B	8,263	395	3,307	157	(54,040)	(2,616)	(42,470)	(2,064)
Class C	122,696	5,940	20,246	974	(251,659)	(12,354)	(108,717)	(5,440)
Class F-1	664,129	32,317	61,370	2,940	(565,077)	(27,377)	160,422	7,880
Class F-2	317,447	15,110	27,507	1,313	(392,594)	(19,258)	(47,640)	(2,835)
Class 529-A	69,746	3,320	13,253	630	(86,969)	(4,195)	(3,970)	(245)
Class 529-B	860	41	313	15	(5,752)	(277)	(4,579)	(221)
Class 529-C	33,925	1,631	4,641	222	(44,857)	(2,187)	(6,291)	(334)
Class 529-E	4,159	200	654	31	(5,122)	(248)	(309)	(17)
Class 529-F-1	12,416	597	1,337	64	(9,200)	(445)	4,553	216
Class R-1	4,519	219	534	26	(8,325)	(404)	(3,272)	(159)
Class R-2	57,637	2,782	5,094	244	(66,634)	(3,237)	(3,903)	(211)
Class R-3	71,198	3,413	6,276	299	(87,245)	(4,212)	(9,771)	(500)
Class R-4	45,171	2,160	4,007	191	(48,501)	(2,339)	677	12
Class R-5	64,401	3,092	7,442	355	(89,014)	(4,262)	(17,171)	(815)
Class R-6	408,170	19,640	19,054	912	(65,745)	(3,188)	361,479	17,364
Total net increase (decrease)	$3,233,333	155,271	$448,209	21,378	$(3,805,346)	(184,640)	$(123,804)	(7,991)

*	Includes exchanges between share classes of the fund.

Capital World Bond Fund	27

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2012

Class A	$1,242,625	59,333	$163,565	7,915	$(1,411,133)	(67,505)	$(4,943)	(257)
Class B	12,004	577	2,415	118	(66,561)	(3,208)	(52,142)	(2,513)
Class C	127,477	6,175	12,093	593	(191,863)	(9,302)	(52,293)	(2,534)
Class F-1	850,865	40,920	31,500	1,532	(446,790)	(21,474)	435,575	20,978
Class F-2	246,982	11,817	12,481	604	(96,818)	(4,634)	162,645	7,787
Class 529-A	83,034	3,960	7,665	370	(54,751)	(2,608)	35,948	1,722
Class 529-B	1,766	85	234	12	(6,803)	(327)	(4,803)	(230)
Class 529-C	38,208	1,840	2,619	128	(35,089)	(1,688)	5,738	280
Class 529-E	5,113	245	374	18	(3,630)	(174)	1,857	89
Class 529-F-1	10,423	500	745	36	(6,851)	(329)	4,317	207
Class R-1	5,217	251	329	16	(6,091)	(294)	(545)	(27)
Class R-2	60,009	2,891	2,877	140	(64,897)	(3,129)	(2,011)	(98)
Class R-3	74,104	3,547	3,677	178	(84,263)	(4,046)	(6,482)	(321)
Class R-4	45,707	2,186	2,480	120	(56,688)	(2,710)	(8,501)	(404)
Class R-5	81,778	3,901	4,382	212	(51,867)	(2,480)	34,293	1,633
Class R-6	129,626	6,147	7,414	359	(37,258)	(1,770)	99,782	4,736
Total net increase (decrease)	$3,014,938	144,375	$254,850	12,351	$(2,621,353)	(125,678)	$648,435	31,048

*	Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $22,597,354,000 and $22,888,698,000, respectively, during the year ended September 30, 2013.

28	Capital World Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 9/30/2013	$21.63	$.43	$(1.02)	$(.59)	$(.44)	$(.28)	$(.72)	$20.32	(2.80)%	$7,384.91%		.91%	2.09%
Year ended 9/30/2012	20.48	.51	1.08	1.59	(.44)	—	(.44)	21.63	7.89	8,306.89		.89	2.43
Year ended 9/30/2011	21.03	.68	(.41)	.27	(.82)	—	(.82)	20.48	1.32	7,868.87		.87	3.26
Year ended 9/30/2010	20.28	.71	.80	1.51	(.76)	—	(.76)	21.03	7.63	7,679.88		.88	3.52
Year ended 9/30/2009	18.88	.74	1.65	2.39	(.99)	—	(.99)	20.28	13.17	6,364.87		.86	4.00
Class B:
Year ended 9/30/2013	21.46	.27	(1.02)	(.75)	(.27)	(.28)	(.55)	20.16	(3.56)	92	1.67	1.67	1.32
Year ended 9/30/2012	20.35	.35	1.08	1.43	(.32)	—	(.32)	21.46	7.09	142	1.65	1.65	1.70
Year ended 9/30/2011	20.89	.52	(.41)	.11	(.65)	—	(.65)	20.35	.56	186	1.64	1.64	2.49
Year ended 9/30/2010	20.15	.56	.78	1.34	(.60)	—	(.60)	20.89	6.79	242	1.64	1.64	2.76
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	—	(.80)	20.15	12.23	260	1.68	1.66	3.20
Class C:
Year ended 9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	(.55)	20.01	(3.55)	654	1.71	1.71	1.28
Year ended 9/30/2012	20.21	.34	1.07	1.41	(.32)	—	(.32)	21.30	7.05	813	1.68	1.68	1.63
Year ended 9/30/2011	20.77	.51	(.42)	.09	(.65)	—	(.65)	20.21	.48	822	1.66	1.66	2.47
Year ended 9/30/2010	20.04	.54	.79	1.33	(.60)	—	(.60)	20.77	6.79	862	1.67	1.67	2.73
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	—	(.79)	20.04	12.23	721	1.70	1.68	3.17
Class F-1:
Year ended 9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.20	(2.81)	1,896.91		.91	2.09
Year ended 9/30/2012	20.37	.50	1.09	1.59	(.45)	—	(.45)	21.51	7.91	1,849.88		.88	2.39
Year ended 9/30/2011	20.92	.67	(.41)	.26	(.81)	—	(.81)	20.37	1.31	1,324.89		.89	3.24
Year ended 9/30/2010	20.18	.71	.78	1.49	(.75)	—	(.75)	20.92	7.61	1,307.88		.88	3.51
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	—	(.98)	20.18	13.12	1,212.90		.89	3.98
Class F-2:
Year ended 9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	(.78)	20.31	(2.53)	621.64		.64	2.35
Year ended 9/30/2012	20.45	.56	1.10	1.66	(.49)	—	(.49)	21.62	8.23	723.62		.62	2.67
Year ended 9/30/2011	21.01	.73	(.42)	.31	(.87)	—	(.87)	20.45	1.52	524.63		.63	3.50
Year ended 9/30/2010	20.25	.76	.81	1.57	(.81)	—	(.81)	21.01	7.97	468.62		.62	3.77
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	—	(1.06)	20.25	13.35	325.66		.66	4.08
Class 529-A:
Year ended 9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	(.70)	20.37	(2.87)	372.99		.99	2.01
Year ended 9/30/2012	20.53	.49	1.09	1.58	(.43)	—	(.43)	21.68	7.81	401.97		.97	2.34
Year ended 9/30/2011	21.08	.67	(.41)	.26	(.81)	—	(.81)	20.53	1.26	344.93		.93	3.19
Year ended 9/30/2010	20.32	.70	.81	1.51	(.75)	—	(.75)	21.08	7.62	292.93		.93	3.46
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	—	(.98)	20.32	13.02	200.94		.93	3.92
Class 529-B:
Year ended 9/30/2013	21.52	.25	(1.03)	(.78)	(.24)	(.28)	(.52)	20.22	(3.68)	9	1.78	1.78	1.20
Year ended 9/30/2012	20.41	.33	1.08	1.41	(.30)	—	(.30)	21.52	6.97	15	1.77	1.77	1.57
Year ended 9/30/2011	20.95	.50	(.41)	.09	(.63)	—	(.63)	20.41	.46	18	1.74	1.74	2.39
Year ended 9/30/2010	20.21	.54	.78	1.32	(.58)	—	(.58)	20.95	6.69	22	1.74	1.74	2.66
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	—	(.78)	20.21	12.16	20	1.77	1.76	3.09
Class 529-C:
Year ended 9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	(.54)	20.14	(3.67)	165	1.77	1.77	1.22
Year ended 9/30/2012	20.35	.32	1.09	1.41	(.31)	—	(.31)	21.45	7.00	183	1.76	1.76	1.55
Year ended 9/30/2011	20.91	.50	(.42)	.08	(.64)	—	(.64)	20.35	.42	168	1.73	1.73	2.39
Year ended 9/30/2010	20.17	.54	.79	1.33	(.59)	—	(.59)	20.91	6.75	148	1.73	1.73	2.66
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	—	(.79)	20.17	12.09	104	1.77	1.76	3.09
Class 529-E:
Year ended 9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	(.66)	20.24	(3.11)	20	1.21	1.21	1.79
Year ended 9/30/2012	20.42	.44	1.08	1.52	(.39)	—	(.39)	21.55	7.56	21	1.21	1.21	2.09
Year ended 9/30/2011	20.97	.61	(.41)	.20	(.75)	—	(.75)	20.42	.98	18	1.21	1.21	2.91
Year ended 9/30/2010	20.22	.64	.80	1.44	(.69)	—	(.69)	20.97	7.30	16	1.22	1.22	3.17
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	—	(.91)	20.22	12.71	11	1.26	1.24	3.60

See page 30 for footnotes.

Capital World Bond Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 9/30/2013	$21.58	$.46	$(1.02)	$(.56)	$(.47)	$(.28)	$(.75)	$20.27	(2.67)%	$39.77%		.77%	2.23%
Year ended 9/30/2012	20.42	.53	1.09	1.62	(.46)	—	(.46)	21.58	8.08	37.75		.75	2.55
Year ended 9/30/2011	20.98	.71	(.42)	.29	(.85)	—	(.85)	20.42	1.42	31.73		.73	3.40
Year ended 9/30/2010	20.23	.74	.80	1.54	(.79)	—	(.79)	20.98	7.82	25.72		.72	3.67
Year ended 9/30/2009	18.85	.76	1.64	2.40	(1.02)	—	(1.02)	20.23	13.27	18.76		.75	4.10
Class R-1:
Year ended 9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	(.56)	20.14	(3.52)	17	1.64	1.64	1.35
Year ended 9/30/2012	20.33	.35	1.09	1.44	(.33)	—	(.33)	21.44	7.14	21	1.63	1.63	1.69
Year ended 9/30/2011	20.89	.51	(.42)	.09	(.65)	—	(.65)	20.33	.47	21	1.66	1.66	2.47
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	—	(.60)	20.89	6.80	21	1.67	1.67	2.72
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	—	(.80)	20.15	12.20	17	1.69	1.68	3.17
Class R-2:
Year ended 9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	(.56)	20.13	(3.54)	177	1.67	1.67	1.32
Year ended 9/30/2012	20.33	.34	1.08	1.42	(.32)	—	(.32)	21.43	7.05	193	1.70	1.70	1.62
Year ended 9/30/2011	20.89	.52	(.42)	.10	(.66)	—	(.66)	20.33	.50	185	1.72	1.64	2.48
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	—	(.60)	20.89	6.83	173	1.73	1.65	2.74
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	—	(.80)	20.15	12.22	130	1.83	1.66	3.18
Class R-3:
Year ended 9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	(.65)	20.28	(3.06)	184	1.21	1.21	1.79
Year ended 9/30/2012	20.45	.44	1.08	1.52	(.39)	—	(.39)	21.58	7.54	206	1.21	1.21	2.10
Year ended 9/30/2011	21.00	.61	(.41)	.20	(.75)	—	(.75)	20.45	.98	202	1.21	1.21	2.92
Year ended 9/30/2010	20.25	.64	.80	1.44	(.69)	—	(.69)	21.00	7.28	186	1.22	1.22	3.17
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	—	(.90)	20.25	12.67	144	1.25	1.24	3.61
Class R-4:
Year ended 9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	(.72)	20.31	(2.78)	108.88		.88	2.12
Year ended 9/30/2012	20.46	.51	1.09	1.60	(.44)	—	(.44)	21.62	7.96	115.87		.87	2.45
Year ended 9/30/2011	21.02	.68	(.42)	.26	(.82)	—	(.82)	20.46	1.26	117.88		.88	3.25
Year ended 9/30/2010	20.26	.71	.80	1.51	(.75)	—	(.75)	21.02	7.68	114.89		.89	3.51
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	—	(.99)	20.26	13.04	94.91		.90	3.95
Class R-5:
Year ended 9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	(.79)	20.35	(2.47)	189.57		.57	2.42
Year ended 9/30/2012	20.49	.57	1.09	1.66	(.49)	—	(.49)	21.66	8.24	219.57		.57	2.72
Year ended 9/30/2011	21.04	.74	(.41)	.33	(.88)	—	(.88)	20.49	1.61	174.58		.58	3.55
Year ended 9/30/2010	20.29	.77	.79	1.56	(.81)	—	(.81)	21.04	7.93	146.59		.59	3.80
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	—	(1.05)	20.29	13.40	110.61		.60	4.31
Class R-6:
Year ended 9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	(.80)	20.34	(2.47)	727.52		.52	2.51
Year ended 9/30/2012	20.48	.58	1.10	1.68	(.50)	—	(.50)	21.66	8.33	398.52		.52	2.76
Year ended 9/30/2011	21.03	.75	(.41)	.34	(.89)	—	(.89)	20.48	1.62	280.53		.53	3.60
Year ended 9/30/2010	20.28	.78	.79	1.57	(.82)	—	(.82)	21.03	8.04	218.54		.54	3.85
Period from 5/1/2009 to 9/30/2009[4]	18.28	.33	2.06	2.39	(.39)	—	(.39)	20.28	13.16	129.24		.24	1.71

	Year ended September 30
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	199%	142%	95%	80%	106%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

30	Capital World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 7, 2013

Capital World Bond Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2013, through September 30, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	Capital World Bond Fund

	Beginning account value 4/1/2013	Ending account value 9/30/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$984.71	$4.58	.92%
Class A — assumed 5% return	1,000.00	1,020.46	4.66	.92
Class B — actual return	1,000.00	981.15	8.34	1.68
Class B — assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class C — actual return	1,000.00	980.99	8.54	1.72
Class C — assumed 5% return	1,000.00	1,016.44	8.69	1.72
Class F-1 — actual return	1,000.00	984.73	4.53	.91
Class F-1 — assumed 5% return	1,000.00	1,020.51	4.61	.91
Class F-2 — actual return	1,000.00	986.42	3.19	.64
Class F-2 — assumed 5% return	1,000.00	1,021.86	3.24	.64
Class 529-A — actual return	1,000.00	984.54	4.97	1.00
Class 529-A — assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class 529-B — actual return	1,000.00	980.41	8.89	1.79
Class 529-B — assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class 529-C — actual return	1,000.00	980.52	8.84	1.78
Class 529-C — assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class 529-E — actual return	1,000.00	983.46	6.02	1.21
Class 529-E — assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class 529-F-1 — actual return	1,000.00	985.55	3.88	.78
Class 529-F-1 — assumed 5% return	1,000.00	1,021.16	3.95	.78
Class R-1 — actual return	1,000.00	981.26	8.20	1.65
Class R-1 — assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class R-2 — actual return	1,000.00	981.20	8.34	1.68
Class R-2 — assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class R-3 — actual return	1,000.00	983.48	6.02	1.21
Class R-3 — assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-4 — actual return	1,000.00	984.81	4.38	.88
Class R-4 — assumed 5% return	1,000.00	1,020.66	4.46	.88
Class R-5 — actual return	1,000.00	986.61	2.84	.57
Class R-5 — assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-6 — actual return	1,000.00	986.73	2.59	.52
Class R-6 — assumed 5% return	1,000.00	1,022.46	2.64	.52

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Bond Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2013:

Long-term capital gains	$122,179,000
Foreign taxes	$0.004 per share
Foreign source income	$0.53 per share
Qualified dividend income	$5,840,000
U.S. government income that may be exempt from state taxation	$13,145,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

34	Capital World Bond Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 68	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 66	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	1994	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2010	Dean and Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body(2003–2007)	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2010	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 56	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2007	President and University Professor, The University of Tulsa	68	None

We are saddened by the loss of W. Scott Hedrick who passed away on November 4, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 57	2011	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA90071, Attention: Secretary.

Capital World Bond Fund	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark H. Dalzell, 59 President	1998	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Thomas H. Høgh, 50 Senior Vice President	2001	Senior Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Robert H. Neithart, 48 Senior Vice President	2011	Chairman of the Board, Capital Strategy Research, Inc.;[6] Senior Vice President — Capital Fixed Income Investors, Capital International Research, Inc.;[6] Senior Vice President — Capital Fixed Income Investors, Capital Guardian Trust Company;[6] Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 43 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Courtney R. Taylor, 38 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 41 Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 49 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2007	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	Capital World Bond Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2013, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$115,000
2013	$128,000

b) Audit-Related Fees:
2012	$ 4,000
2013	$ 5,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	None
2013	7,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$ 1,028,000
2013	$ 1,046,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$ 18,000
2013	$ 28,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$ 2,000
2013	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,574,000 for fiscal year 2012 and $1,542,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund® Investment portfolio September 30, 2013

Bonds, notes & other debt instruments 95.62%
	Principal amount	Value
Euros 17.66%	(000)	(000)

Spanish Government 5.50% 2017	€ 62,377	US$ 93,129
Spanish Government 3.75% 2018	18,975	26,387
Spanish Government 4.50% 2018	67,435	97,351
Spanish Government 4.30% 2019	12,000	17,023
Spanish Government 5.40% 2023	310,860	457,303
German Government, Series 159, 2.00% 2016	7,375	10,405
German Government 3.50% 2016	59,400	86,370
German Government, Series 6, 4.00% 2016	5,175	7,720
German Government, Series 6, 3.75% 2017	3,360	5,051
German Government 4.25% 2017	25,250	38,986
German Government, Series 7, 4.00% 2018	11,175	17,330
German Government 2.25% 2021	5,800	8,382
German Government 2.00% 2022	28,990	40,953
German Government 1.50% 2023	15,185	20,218
German Government 6.25% 2024	346	665
German Government 5.625% 2028	8,525	16,304
German Government 6.25% 2030	2,910	5,986
German Government, Series 00, 5.50% 2031	10,275	19,863
German Government, Series 8, 4.75% 2040	2,840	5,439
German Government 3.25% 2042	10,443	16,045
Belgium (Kingdom of), Series 69, 1.25% 2018	45,600	61,588
Belgium (Kingdom of), Series 67, 3.00% 2019	36,530	53,179
Belgium (Kingdom of), Series 68, 2.25% 2023	75,395	99,236
Irish Government 5.50% 2017	10,320	15,574
Irish Government 4.50% 2020	18,295	26,113
Irish Government 3.90% 2023	63,830	86,665
Irish Government 5.40% 2025	14,250	21,137
Italian Government 4.50% 2015	9,550	13,513
Italian Government 4.75% 2017	34,165	49,053
Italian Government 4.75% 2017	19,400	27,885
Italian Goverment 3.50% 2018	5,600	7,664
Italian Government 4.50% 2024	9,950	13,423
Portuguese Government 4.35% 2017	63,505	81,403
Portuguese Government 4.75% 2019	5,900	7,383
Portuguese Government 3.85% 2021	19,350	21,977
Greek Government 2.00%/3.00% 2023[1]	4,940	4,177
Greek Government 2.00%/3.00% 2024[1]	4,940	3,923
Greek Government 2.00%/3.00% 2025[1]	4,940	3,767
Greek Government 2.00%/3.00% 2026[1]	4,940	3,652
Greek Government 2.00%/3.00% 2027[1]	4,940	3,579
Greek Government 2.00%/3.00% 2028[1]	4,940	3,494
Greek Government 2.00%/3.00% 2029[1]	4,940	3,404
Greek Government 2.00%/3.00% 2030[1]	4,940	3,344
Greek Government 2.00%/3.00% 2031[1]	4,940	3,295
Greek Government 2.00%/3.00% 2032[1]	4,940	3,285
Bonds, notes & other debt instruments
	Principal amount	Value
Euros (continued)	(000)	(000)

Greek Government 2.00%/3.00% 2033[1]	€ 4,940	US$ 3,233
Greek Government 2.00%/3.00% 2034[1]	4,940	3,214
Greek Government 2.00%/3.00% 2035[1]	4,940	3,200
Greek Government 2.00%/3.00% 2036[1]	6,690	4,307
Greek Government 2.00%/3.00% 2037[1]	7,040	4,517
Greek Government 2.00%/3.00% 2038[1]	5,840	3,755
Greek Government 2.00%/3.00% 2039[1]	4,940	3,158
Greek Government 2.00%/3.00% 2040[1]	7,590	4,845
Greek Government 2.00%/3.00% 2041[1]	9,990	6,394
Greek Government 2.00%/3.00% 2042[1]	5,840	3,727
Netherlands Government Eurobond 3.25% 2015	9,650	13,754
Netherlands Government Eurobond 4.00% 2019	37,900	58,990
Hungarian Government 5.75% 2018	17,940	25,493
Hungarian Government 6.00% 2019	18,600	26,673
Hungarian Government 3.875% 2020	4,000	5,148
Barclays Bank PLC 4.00% 2019[2]	12,450	19,238
Barclays Bank PLC 6.00% 2021	13,725	20,609
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 2016[2]	19,500	29,096
French Government O.A.T. Eurobond 0.25% 2015	15,825	21,355
French Government O.A.T. Eurobond 3.25% 2045	3,150	4,101
HBOS PLC 4.375% 2019[3]	885	1,191
Lloyds TSB Bank PLC 6.50% 2020	15,200	23,401
Royal Bank of Scotland PLC 6.934% 2018	15,770	23,461
Slovenia (Republic of) 4.375% 2019	5,140	6,527
Slovenia (Republic of) 4.125% 2020	7,780	9,446
Slovenia (Republic of) 4.625% 2024	5,485	6,289
Veolia Environnement 4.375% 2017	5,200	7,786
Veolia Environnement 6.125% 2033	6,615	11,090
HSBC Holdings PLC 6.00% 2019	10,975	17,184
HSBC Bank PLC 4.00% 2021	1,000	1,522
Aviva PLC, junior subordinated 5.70% (undated)[3]	13,020	18,231
Merrill Lynch & Co., Inc. 4.625% 2018	12,536	18,227
KfW 4.375% 2013	11,875	16,080
GE Capital European Funding 5.375% 2020	9,100	14,640
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	10,500	14,259
European Investment Bank 4.75% 2017	8,490	13,283
Schering-Plough Corp. 5.375% 2014	8,105	11,505
National Grid Transco PLC 5.00% 2018	3,275	5,154
National Grid Transco PLC 4.375% 2020	4,000	6,225
Canadian Government 3.50% 2020	7,000	10,821
Telecom Italia SpA 7.75% 2033	3,000	4,422
Telecom Italia SpA 5.25% 2055	5,100	5,438
Standard Chartered Bank 5.875% 2017	6,000	9,144
Bank Nederlandse Gemeenten 3.75% 2014	5,560	7,643
Assicurazioni Generali SPA 7.75% 2042[3]	2,100	3,079
Assicurazioni Generali SpA 10.125% 2042	2,700	4,429
AT&T Inc. 6.125% 2015	4,500	6,592
Koninklijke KPN NV 3.75% 2020	4,270	6,145
Deutsche Telekom International Finance BV 7.50% 2033	2,850	5,731
Daimler AG, Series 6, 4.125% 2017	3,725	5,534
Volvo Treasury AB 5.00% 2017	3,500	5,331
RCI Banque 2.875% 2018	3,700	5,109
Skandinaviska Enskilda 5.50% 2014	2,000	2,789
Skandinaviska Enskilda 4.25% 2018	1,500	2,265
Bonds, notes & other debt instruments
	Principal amount	Value
Euros (continued)	(000)	(000)

France Télécom 5.625% 2018	€3,000	US$ 4,774
Anheuser-Busch InBev NV 8.625% 2017	2,750	4,661
Shell International Finance BV 4.50% 2016	3,000	4,433
Imperial Tobacco Finance PLC 8.375% 2016	2,775	4,384
Gas Natural SGD, SA 4.125% 2018	2,750	4,004
Schaeffler Holding Finance BV 6.875% 2018[3,4]	2,800	3,982
Cyprus (Republic of) 4.625% 2020	3,990	3,913
Novartis Finance SA, 4.25% 2016	2,500	3,704
CRH Finance BV 7.375% 2014[3]	2,125	2,998
BMW Group 3.875% 2017	2,000	2,949
Red Eléctrica Financiaciones, SAU 4.75% 2018	1,800	2,701
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 5.75% 2021	1,250	1,700
Anglian Water Services Financing PLC 4.625% 2013	1,000	1,354
Wind Acquisition SA 7.375% 2018	925	1,309
		2,234,269
Japanese yen 7.13%

Japanese Government, Series 317, 0.10% 2014	¥ 9,758,450	99,304
Japanese Government, Series 331, 0.10% 2015	2,160,000	21,975
Japanese Government, Series 269, 1.30% 2015	22,465,650	232,571
Japanese Government, Series 284, 1.70% 2016	7,700,000	82,246
Japanese Government, Series 281, 2.00% 2016	1,415,000	15,127
Japanese Government, Series 14, 1.20% 2017[5]	1,260,552	14,434
Japanese Government, Series 289, 1.50% 2017	2,993,000	32,122
Japanese Government, Series 113, 0.30% 2018	1,095,000	11,182
Japanese Government, Series 310, 1.00% 2020	8,649,750	91,522
Japanese Government, Series 312, 1.20% 2020	95,000	1,018
Japanese Government, Series 315, 1.20% 2021	2,165,000	23,180
Japanese Government, Series 321, 1.00% 2022	2,240,000	23,582
Japanese Government, Series 329, 0.80% 2023	3,500,000	36,045
Japanese Government, Series 136, 1.60% 2032	6,778,250	70,134
Japanese Government, Series 21, 2.30% 2035	8,435,000	96,776
Japanese Government, Series 29, 2.40% 2038	1,828,950	21,441
Japanese Government, Series 36, 2.00% 2042	2,005,000	21,790
European Investment Bank 1.40% 2017	721,700	7,676
		902,125
Mexican pesos 4.19%

United Mexican States Government, Series M, 6.25% 2016	MXN 614,800	49,563
United Mexican States Government, Series M10, 7.25% 2016	115,000	9,555
United Mexican States Government, Series M, 5.00% 2017	907,000	70,675
United Mexican States Government, Series M10, 7.75% 2017	786,000	67,183
United Mexican States Government 3.50% 2017[5]	261,969	22,168
United Mexican States Government, Series M, 8.00% 2020	1,320,500	115,321
United Mexican States Government, Series M, 6.50% 2021	772,500	62,023
United Mexican States Government, Series M20, 10.00% 2024	442,500	44,547
United Mexican States Government, Series M30, 10.00% 2036	615,000	62,015
United Mexican States Government 4.00% 2040[5]	251,570	21,091
Red de Carreteras de Occidente 9.00% 2028	80,060	5,456
América Móvil, SAB de CV 8.46% 2036	15,000	1,122
		530,719
Bonds, notes & other debt instruments
	Principal amount	Value
Polish zloty 3.30%	(000)	(000)

Polish Government, Series 1017, 5.25% 2017	PLN508,440	US$ 172,257
Polish Government, Series 1020, 5.25% 2020	126,950	43,121
Polish Government, Series 1021, 5.75% 2021	395,120	138,672
Polish Government 5.75% 2022	181,910	63,835
		417,885
Swedish kronor 3.21%

Swedish Government, Series 1041, 6.75% 2014	SKr 22,080	3,553
Swedish Government 3.50% 2015[5]	39,131	6,561
Swedish Government, Series 1049, 4.50% 2015	637,495	105,297
Swedish Government, Series 1051, 3.75% 2017	461,400	77,713
Swedish Government, Series 105, 4.25% 2019	458,000	80,135
Swedish Government, Series 1047, 5.00% 2020	36,050	6,681
Swedish Government, Series 105, 3.50% 2022	461,115	78,471
Swedish Government, Series 3104, 3.50% 2028[5]	197,006	41,037
Nordea Hypotek AB 4.00% 2014[2]	45,800	7,263
		406,711
British pounds 3.01%

United Kingdom 2.25% 2014	£14,355	23,432
United Kingdom 5.00% 2018	5,360	10,044
United Kingdom 3.75% 2020	3,500	6,295
United Kingdom 4.75% 2020	4,885	9,269
United Kingdom 3.75% 2021	56,000	100,394
United Kingdom 1.75% 2022	17,000	25,784
United Kingdom 2.25% 2023	8,000	12,419
United Kingdom 4.75% 2030	10,870	21,135
United Kingdom 4.25% 2040	22,770	41,941
RSA Insurance Group PLC 9.375% 2039[3]	1,733	3,485
RSA Insurance Group PLC 8.50% (undated)[3]	20,684	35,386
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	15,100	25,553
Telecom Italia SpA 6.375% 2019	3,000	5,010
France Télécom 5.00% 2016	10,600	18,547
France Télécom 7.25% 2020	4,425	8,895
Deutsche Telekom International Finance BV 6.50% 2022	7,050	13,815
Tesco PLC 5.50% 2033	2,640	4,588
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[2,6]	2,400	3,658
National Grid Transco PLC 4.00% 2027	2,250	3,600
Time Warner Cable Inc. 5.75% 2031	1,375	2,096
Wal-Mart Stores, Inc. 5.625% 2034	1,000	1,973
Nestlé Finance International Ltd. 2.25% 2023	1,000	1,494
General Electric Capital Corp. 5.625% 2031	750	1,367
		380,180
Norwegian kroner 1.63%

Norwegian Government 4.25% 2017	NKr765,310	137,477
Norwegian Government 4.50% 2019	179,130	33,144
Norwegian Government 3.75% 2021	200,000	35,878
		206,499
Malaysian ringgits 1.18%

Malaysian Government, Series 0113, 3.172% 2016	MYR 14,000	4,272
Malaysian Government, Series 0207, 3.814% 2017	25,000	7,744
Malaysian Government, Series 0210, 4.012% 2017	154,500	48,178
Bonds, notes & other debt instruments
	Principal amount	Value
Malaysian ringgits (continued)	(000)	(000)

Malaysian Government, Series 0213, 3.26% 2018	MYR 82,700	US$ 25,070
Malaysian Government, Series 0203, 4.24% 2018	35,000	10,978
Malaysian Government, Series 0313, 3.48% 2023	176,050	52,744
		148,986
South Korean won 1.12%

South Korean Government 5.50% 2017	KRW76,543,470	77,819
South Korean Government, Series 2206, 3.75% 2022	9,400,000	9,013
South Korean Government, Series 2303, 3.00% 2023	61,383,990	55,428
		142,260
Canadian dollars 1.12%

Canadian Government 2.00% 2014	C$ 5,700	5,596
Canadian Government 2.00% 2014	5,000	4,875
Canadian Government 2.00% 2016	3,500	3,459
Canadian Government 1.25% 2018	23,711	22,497
Canadian Government 4.25% 2018	2,000	2,154
Canadian Government 3.25% 2021	26,610	27,598
Canadian Government 8.00% 2023	1,000	1,429
Canadian Government 5.75% 2029	2,000	2,638
Canadian Government 5.00% 2037	2,650	3,413
Canada Housing Trust 4.10% 2018	1,500	1,595
Canada Housing Trust 3.35% 2020	23,000	23,439
Province of Ontario, Series HC, 9.50% 2022	2,000	2,856
Province of Ontario 4.60% 2039	9,500	9,967
Province of Manitoba 4.25% 2018	8,500	8,984
Province de Québec 5.25% 2013	2,000	1,942
Province de Québec 9.375% 2023	2,000	2,850
Hydro One Inc. 5.49% 2040	4,000	4,435
Rogers Communications Inc. 5.80% 2016	3,500	3,700
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	1,981
Thomson Reuters Corp. 5.70% 2015	1,750	1,817
Bank of Montreal 5.18% 2015	1,750	1,798
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,228
Province of New Brunswick 6.75% 2017	750	852
		141,103
Brazilian reais 0.96%

Brazil (Federal Republic of) 6.00% 2017[5]	BRL 29,689	13,958
Brazil (Federal Republic of) 6.00% 2018[5]	110,270	51,511
Brazil (Federal Republic of) 6.00% 2020[5]	41,437	19,397
Brazil (Federal Republic of) Global 12.50% 2022	21,175	11,021
Brazil (Federal Republic of) 6.00% 2022[5]	55,273	25,948
		121,835
Hungarian forints 0.92%

Hungarian Government, Series 19/A, 6.50% 2019	HUF 6,617,250	32,001
Hungarian Government, Series 20A, 7.50% 2020	15,254,000	77,858
Hungarian Government, Series 22A, 7.00% 2022	1,300,000	6,397
		116,256
Russian rubles 0.87%

Russian Federation 6.20% 2018	RUB 841,350	25,629
Russian Federation 7.50% 2018	2,464,629	78,708
Russian Federation 7.60% 2022	180,000	5,714
		110,051
Bonds, notes & other debt instruments
	Principal amount	Value
Turkish lira 0.72%	(000)	(000)

Turkey (Republic of) 9.00% 2016	TRY 6,900	US$ 3,458
Turkey (Republic of) 10.50% 2020	64,675	34,402
Turkey (Republic of) 3.00% 2021[5]	51,034	25,534
Turkey (Republic of) 3.00% 2022[5]	42,866	21,112
Turkey (Republic of) 9.50% 2022	13,000	6,613
		91,119
Chilean pesos 0.70%

Chilean Government 6.00% 2018	CLP4,790,000	9,860
Chilean Government 3.00% 2018[5]	7,879,239	16,153
Chilean Government 5.50% 2020	5,808,500	11,738
Chilean Government 3.00% 2020[5]	1,325,455	2,766
Chilean Government 6.00% 2021	7,125,000	14,831
Chilean Government 3.00% 2022[5]	3,050,831	6,441
Chilean Government 3.00% 2022[5]	1,612,710	3,381
Chilean Government 6.00% 2023	4,510,000	9,398
Chilean Government 3.00% 2023[5]	6,589,071	13,904
		88,472
Philippine pesos 0.67%

Philippines (Republic of), Series 5-67, 6.25% 2014	PHP 512,330	11,969
Philippines (Republic of) 4.95% 2021	114,000	2,867
Philippines (Republic of) 3.90% 2022	142,000	3,294
Philippines (Republic of) 6.375% 2022	1,719,551	47,405
Philippines (Republic of) 6.25% 2036	758,000	19,585
		85,120
Colombian pesos 0.63%

Colombia (Republic of) Global 12.00% 2015	COP12,041,000	7,237
Colombia (Republic of), Series B, 5.00% 2018	52,087,000	26,258
Colombia (Republic of), Series B, 7.00% 2022	71,516,900	37,888
Colombia (Republic of) Global 9.85% 2027	11,299,000	7,782
		79,165
Australian dollars 0.60%

Australia Government, Series 122, 5.25% 2019	A$38,000	38,974
Australian Government, Series 133, 5.50% 2023	3,500	3,704
Australian Government, Series 136, 4.75% 2027	1,250	1,237
Queensland Treasury Corp., Series 15, 6.00% 2015	3,000	2,978
Queensland Treasury Corp., Series 17, 6.00% 2017	13,507	13,827
Queensland Treasury Corp., Series 19, 6.25% 2019	15,000	15,778
		76,498
South African rand 0.58%

South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR455,752	45,721
South Africa (Republic of), Series R-209, 6.25% 2036	82,910	6,248
South Africa (Republic of), Series R-214, 6.50% 2041	287,090	21,564
		73,533
Israeli shekels 0.48%

Israeli Government 5.50% 2017	ILS 80,830	25,566
Israeli Government 4.25% 2023	118,760	34,965
		60,531
Bonds, notes & other debt instruments
	Principal amount	Value
Peru nuevos soles 0.39%	(000)	(000)

Peru (Republic of) 7.84% 2020	PEN75,575	US$ 31,481
Peru (Republic of) 5.20% 2023	47,825	16,992
Peru (Republic of) 8.20% 2026	2,900	1,269
		49,742
Thai baht 0.22%

Thai Government 3.625% 2023	THB873,000	27,365
Uruguayan pesos 0.11%

Uruguay (Republic of) 5.00% 2018[5]	UYU 50,424	2,518
Uruguay (Republic of) 4.375% 2028[2,5]	222,698	11,263
		13,781
Singapore dollars 0.04%

Singapore (Republic of) 3.25% 2020	S$6,200	5,362
U.S. dollars 44.18%

U.S. Treasury 2.75% 2013	US$ 40,000	40,088
U.S. Treasury 0.50% 2014	2,495	2,504
U.S. Treasury 1.25% 2014[7]	25,422	25,536
U.S. Treasury 1.875% 2014	35,000	35,366
U.S. Treasury 2.625% 2014	5,000	5,105
U.S. Treasury 0.375% 2015	38,070	38,118
U.S. Treasury 0.375% 2015	6,900	6,913
U.S. Treasury 0.25% 2016	42,675	42,404
U.S. Treasury 0.375% 2016	33,000	32,947
U.S. Treasury 1.50% 2016	5,000	5,129
U.S. Treasury 1.75% 2016	5,000	5,162
U.S. Treasury 2.00% 2016[7]	53,000	54,955
U.S. Treasury 4.625% 2016	6,375	7,147
U.S. Treasury 5.125% 2016	6,375	7,146
U.S. Treasury 7.50% 2016	5,875	7,109
U.S. Treasury 1.00% 2017	108,665	109,244
U.S. Treasury 2.75% 2017	54,950	58,605
U.S. Treasury 0.625% 2018	7,240	7,041
U.S. Treasury 1.00% 2018	86,875	85,793
U.S. Treasury 1.375% 2018	2,450	2,455
U.S. Treasury 1.50% 2018	3,000	3,021
U.S. Treasury 2.625% 2018	5,000	5,306
U.S. Treasury 3.50% 2018	55,350	60,833
U.S. Treasury 3.75% 2018	25,260	28,195
U.S. Treasury 1.375% 2020	59,450	57,388
U.S. Treasury 1.875% 2020	3,400	3,386
U.S. Treasury 1.625% 2022	53,000	49,095
U.S. Treasury 1.75% 2023	55,665	51,600
U.S. Treasury 2.50% 2023	159,220	157,690
U.S. Treasury 6.00% 2026	13,175	17,436
U.S. Treasury 6.50% 2026	13,200	18,288
U.S. Treasury 4.375% 2040	11,500	13,015
U.S. Treasury 3.75% 2041	9,000	9,153
U.S. Treasury 2.75% 2042	24,225	20,065
U.S. Treasury 2.875% 2043	17,580	14,932
U.S. Treasury 3.625% 2043	13,750	13,603
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

U.S. Treasury Inflation-Protected Security 1.875% 2015[5]	US$27,621	US$29,181
U.S. Treasury Inflation-Protected Security 0.125% 2017[5]	6,171	6,368
U.S. Treasury Inflation-Protected Security 2.375% 2017[5]	27,163	30,151
U.S. Treasury Inflation-Protected Security 0.125% 2018[5]	12,126	12,504
U.S. Treasury Inflation-Protected Security 0.125% 2023[5]	6,598	6,424
U.S. Treasury Inflation-Protected Security 0.375% 2023[5]	78,153	77,805
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	6,816	8,146
U.S. Treasury Inflation-Protected Security 0.75% 2042[5]	6,203	5,323
Fannie Mae 1.875% 2018	7,540	7,637
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[2]	7,000	6,428
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[2]	6,989	6,670
Fannie Mae 4.00% 2024[2]	1,025	1,091
Fannie Mae 4.00% 2024[2]	892	949
Fannie Mae 4.00% 2025[2]	1,115	1,187
Fannie Mae, Series 2001-4, Class GA, 9.54% 2025[2,3]	5	6
Fannie Mae 6.00% 2026[2]	328	362
Fannie Mae 2.50% 2027[2]	25,258	25,470
Fannie Mae 2.50% 2027[2]	2,189	2,206
Fannie Mae 2.50% 2027[2]	1,479	1,490
Fannie Mae 2.00% 2028[2]	28,750	28,135
Fannie Mae 2.50% 2028[2]	69,000	69,431
Fannie Mae 2.50% 2028[2]	11,041	11,119
Fannie Mae 2.50% 2028[2]	3,461	3,486
Fannie Mae 2.50% 2028[2]	2,638	2,657
Fannie Mae 2.50% 2028[2]	1,855	1,870
Fannie Mae 3.00% 2028[2]	41,375	42,843
Fannie Mae 5.50% 2033[2]	7,620	8,338
Fannie Mae 6.00% 2035[2]	187	205
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[2]	1,733	1,599
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[2]	455	508
Fannie Mae 6.00% 2037[2]	308	337
Fannie Mae 6.00% 2037[2]	198	218
Fannie Mae 2.63% 2038[2,3]	1,812	1,940
Fannie Mae 5.50% 2038[2]	3,021	3,291
Fannie Mae 5.50% 2038[2]	2,202	2,399
Fannie Mae 6.00% 2038[2]	1,541	1,688
Fannie Mae 6.00% 2038[2]	65	71
Fannie Mae 3.50% 2039[2,3]	860	903
Fannie Mae 3.59% 2039[2,3]	656	690
Fannie Mae 3.80% 2039[2,3]	285	305
Fannie Mae 3.935% 2039[2,3]	236	249
Fannie Mae 3.939% 2039[2,3]	243	255
Fannie Mae 3.952% 2039[2,3]	258	273
Fannie Mae 3.971% 2039[2,3]	372	395
Fannie Mae 4.00% 2040[2]	803	844
Fannie Mae 4.40% 2040[2,3]	1,711	1,816
Fannie Mae 4.50% 2040[2]	5,365	5,743
Fannie Mae 6.00% 2040[2]	3,001	3,280
Fannie Mae 3.557% 2041[2,3]	6,071	6,327
Fannie Mae 4.00% 2041[2]	1,713	1,800
Fannie Mae 4.00% 2041[2]	658	692
Fannie Mae 4.00% 2041[2]	513	539
Fannie Mae 4.50% 2041[2]	9,953	10,666
Fannie Mae 4.50% 2041[2]	1,342	1,438
Fannie Mae 5.00% 2041[2]	11,809	13,085
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Fannie Mae 5.00% 2041[2]	US$ 4,067	US$ 4,441
Fannie Mae 3.50% 2042[2]	18,341	18,717
Fannie Mae 3.50% 2042[2]	12,876	13,132
Fannie Mae 3.50% 2042[2]	2,324	2,372
Fannie Mae 3.00% 2043[2]	51,650	50,496
Fannie Mae 3.00% 2043[2]	15,105	14,781
Fannie Mae 3.00% 2043[2]	9,426	9,225
Fannie Mae 3.00% 2043[2]	735	720
Fannie Mae 3.00% 2043[2]	504	493
Fannie Mae 3.00% 2043[2]	477	467
Fannie Mae 3.50% 2043[2]	163,884	167,008
Fannie Mae 3.50% 2043[2]	8,583	8,759
Fannie Mae 3.50% 2043[2]	7,395	7,546
Fannie Mae 3.50% 2043[2]	6,381	6,512
Fannie Mae 3.50% 2043[2]	6,193	6,330
Fannie Mae 3.50% 2043[2]	3,538	3,612
Fannie Mae 4.00% 2043[2]	94,717	99,024
Fannie Mae 4.00% 2043[2]	32,500	34,089
Fannie Mae 4.50% 2043[2]	66,840	71,414
Fannie Mae 6.50% 2047[2]	390	427
Fannie Mae 6.50% 2047[2]	346	379
Fannie Mae 6.50% 2047[2]	157	172
Fannie Mae 7.00% 2047[2]	257	291
Fannie Mae 6.50% 2048[2]	392	429
Government National Mortgage Assn. 2.50% 2028[2]	14,698	14,813
Government National Mortgage Assn. 2.50% 2028[2]	11,905	12,034
Government National Mortgage Assn. 2.50% 2028[2]	3,461	3,499
Government National Mortgage Assn. 2.50% 2028[2]	2,365	2,391
Government National Mortgage Assn. 2.50% 2028[2]	2,355	2,381
Government National Mortgage Assn. 2.50% 2028[2]	2,354	2,373
Government National Mortgage Assn. 2.50% 2028[2]	713	720
Government National Mortgage Assn. 2.50% 2028[2]	696	702
Government National Mortgage Assn. 3.50% 2043[2]	37,134	38,350
Government National Mortgage Assn. 4.50% 2043[2]	24,110	25,978
Government National Mortgage Assn. 4.50% 2043[2]	16,000	17,254
Hungarian Government 4.125% 2018	13,780	13,666
Hungarian Government 6.25% 2020	27,995	30,025
Hungarian Government 5.375% 2023	72,300	70,748
Hungarian Government 7.625% 2041	2,760	2,967
Freddie Mac 2.50% 2016	10,000	10,503
Freddie Mac 1.00% 2017	44,000	43,807
Freddie Mac 0.75% 2018	7,000	6,831
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[2]	7,000	6,822
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[2]	4,590	4,451
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[2]	5,372	5,295
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[2]	5,500	5,170
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[2]	6,440	6,100
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[2]	6,000	5,758
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	2,783	2,539
Freddie Mac 6.00% 2036[2]	646	705
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2]	473	451
Freddie Mac 6.00% 2038[2]	698	761
Freddie Mac 6.00% 2038[2]	195	213
Freddie Mac 3.721% 2039[2,3]	400	426
JPMorgan Chase & Co. 1.125% 2016	12,600	12,595
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

JPMorgan Chase & Co. 3.45% 2016	US$ 4,000	US$ 4,215
JPMorgan Chase & Co. 1.625% 2018	25,540	24,767
JPMorgan Chase & Co. 3.25% 2022	19,791	18,714
JPMorgan Chase & Co. 3.20% 2023	15,750	14,770
JPMorgan Chase & Co., Series Q, junior subordinated 5.15% (undated)[3]	3,630	3,194
Verizon Communications Inc. 2.002% 2018[3]	13,000	13,686
Verizon Communications Inc. 5.15% 2023	31,145	33,460
Verizon Communications Inc. 6.55% 2043	26,871	30,438
Slovenia (Republic of) 4.75% 2018[6]	9,070	8,775
Slovenia (Republic of) 5.50% 2022	14,400	13,446
Slovenia (Republic of) 5.50% 2022[6]	8,235	7,689
Slovenia (Republic of) 5.85% 2023[6]	33,715	32,198
State of California, Various Purpose General Obligation Bonds, 6.20% 2019	18,700	21,875
State of California, Various Purpose General Obligation Bonds, 7.30% 2039	1,310	1,657
State of California, Various Purpose General Obligation Bonds, 7.55% 2039	2,720	3,541
State of California, Various Purpose General Obligation Bonds, 7.60% 2040	12,910	16,938
State of California, Various Purpose General Obligation Bonds, 7.625% 2040	11,850	15,547
Murray Street Investment Trust I 4.647% 2017	7,400	7,900
Goldman Sachs Group, Inc. 2.90% 2018	24,940	25,174
Goldman Sachs Group, Inc. 7.50% 2019	2,825	3,418
Goldman Sachs Group, Inc. 3.625% 2023	12,360	11,847
Goldman Sachs Group, Inc. 6.25% 2041	1,160	1,304
Polish Government 6.375% 2019	24,960	29,191
Polish Government 5.125% 2021	15,300	16,677
Polish Government 5.00% 2022	3,000	3,234
Bermudan Government 5.603% 2020[6]	16,785	18,061
Bermudan Government 5.603% 2020	1,800	1,937
Bermudan Government 4.138% 2023[6]	4,900	4,728
Bermudan Government 4.854% 2024[6]	24,050	23,946
Ford Motor Credit Co. 2.375% 2018	47,050	46,736
Latvia (Republic of) 2.75% 2020	39,140	37,298
Latvia (Republic of) 5.25% 2021	5,750	6,241
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[2,3]	1,430	1,565
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.056% 2045[2,3]	3,830	4,211
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[2,6]	6,750	7,073
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[2,6]	8,500	9,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.895% 2049[2,3]	15,040	16,853
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[2]	3,000	3,342
Gaz Capital SA, Series 7, 6.212% 2016	1,850	2,031
Gazprom OJSC 3.85% 2020[6]	1,350	1,293
Gazprom OJSC 5.999% 2021[6]	3,900	4,100
Gazprom OJSC, Series 9, 6.51% 2022	15,475	16,636
Gazprom OJSC 4.95% 2028[6]	6,400	5,696
Gazprom OJSC 7.288% 2037	4,030	4,362
Gazprom OJSC 7.288% 2037[6]	1,600	1,732
Westfield Group 5.70% 2016[6]	6,300	7,054
Westfield Group 7.125% 2018[6]	13,880	16,543
Westfield Group 6.75% 2019[6]	5,250	6,252
Westfield Group 4.625% 2021[6]	3,630	3,837
Westfield Group 3.375% 2022[6]	1,850	1,748
Morgan Stanley 3.80% 2016	7,500	7,900
Morgan Stanley 2.125% 2018	10,695	10,437
Morgan Stanley, Series F, 5.625% 2019	14,950	16,709
Wells Fargo & Co. 1.25% 2016	8,350	8,361
Wells Fargo & Co. 1.50% 2018	8,400	8,276
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Wells Fargo & Co., Series I, 3.50% 2022	US$18,350	US$18,407
Lithuania (Republic of) 7.375% 2020	5,250	6,392
Lithuania (Republic of) 6.125% 2021[6]	7,155	8,201
Lithuania (Republic of) 6.625% 2022	11,600	13,644
Lithuania (Republic of) 6.625% 2022[6]	4,750	5,587
AbbVie Inc. 1.75% 2017	8,280	8,222
AbbVie Inc. 2.90% 2022	12,770	11,971
AbbVie Inc. 4.40% 2042	11,660	10,596
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[2,6]	6,475	6,621
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,6]	23,060	23,694
Bank of America Corp. 3.75% 2016	3,270	3,468
Bank of America Corp. 5.75% 2017	1,020	1,152
Bank of America Corp. 2.00% 2018	4,200	4,135
Bank of America Corp. 5.65% 2018	990	1,119
Bank of America Corp. 7.625% 2019	990	1,216
Bank of America Corp. 5.00% 2021	4,345	4,676
Bank of America Corp. 3.30% 2023	12,760	11,982
Bank of America Corp., Series U, junior subordinated 5.20% noncumulative (undated)[3]	2,805	2,468
Prologis, Inc. 6.125% 2016	1,550	1,754
Prologis, Inc. 6.25% 2017	4,824	5,486
Prologis, Inc. 6.625% 2018	3,225	3,775
Prologis, Inc. 6.875% 2020	2,610	3,082
Prologis, Inc. 4.25% 2023	15,925	15,878
Croatian Government 6.75% 2019[6]	2,300	2,464
Croatian Government 6.625% 2020[6]	7,095	7,556
Croatian Government 6.625% 2020	7,000	7,455
Croatian Government 6.375% 2021[6]	6,880	7,140
Croatian Government 5.50% 2023[6]	5,195	5,000
NBCUniversal Enterprise, Inc. 0.953% 2018[3,6]	5,785	5,819
NBCUniversal Enterprise, Inc. 1.974% 2019[6]	18,100	17,602
NBCUniversal Media, LLC 5.15% 2020	3,250	3,692
NBCUniversal Enterprise, Inc. 5.25% (undated)[6]	2,335	2,315
Turkey (Republic of) 5.625% 2021	5,700	5,951
Turkey (Republic of) 6.25% 2022	11,370	12,254
Turkey (Republic of) 8.00% 2034	2,200	2,616
Turkey (Republic of) 6.75% 2040	8,080	8,486
CEMEX Finance LLC 9.50% 2016	3,262	3,478
CEMEX Finance LLC 9.50% 2016[6]	723	771
CEMEX España, SA 9.25% 2020[6]	12,799	13,823
CEMEX Finance LLC 7.25% 2021[6]	5,000	5,000
CEMEX Finance LLC 9.375% 2022[6]	4,060	4,466
International Business Machines Corp. 0.75% 2015	6,360	6,394
International Business Machines Corp. 1.95% 2016	9,965	10,270
International Business Machines Corp. 1.625% 2020	7,500	7,059
International Business Machines Corp. 3.375% 2023	3,830	3,788
Citigroup Inc. 4.75% 2015	4,247	4,497
Citigroup Inc. 3.375% 2023	11,150	10,636
Citigroup Inc. 6.675% 2043	4,950	5,348
Citigroup Inc., Series D, junior subordinated 5.35% (undated)[3]	7,080	6,186
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[6]	400	468
Sprint Capital Corp. 6.90% 2019	11,750	12,132
Sprint Nextel Corp. 7.00% 2020	3,950	4,039
Sprint Corp. 7.875% 2023[6]	9,800	10,020
Anheuser-Busch InBev NV 6.875% 2019	14,400	17,897
Anheuser-Busch InBev NV 7.75% 2019	6,250	7,875
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Israeli Government 4.00% 2022	US$14,508	US$15,086
Israeli Government 3.15% 2023	10,700	10,223
Telefónica Emisiones, SAU 3.192% 2018	18,775	18,548
Telefónica Emisiones, SAU 4.57% 2023	7,000	6,728
General Electric Capital Corp. 1.625% 2018	13,150	12,961
General Electric Capital Corp. 3.10% 2023	9,705	9,101
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[3]	3,100	3,144
Deutsche Telekom International Finance BV 3.125% 2016[6]	7,465	7,772
Deutsche Telekom International Finance BV 9.25% 2032	11,340	16,645
Petróleos Mexicanos 3.50% 2018	1,500	1,522
Petróleos Mexicanos 8.00% 2019	6,400	7,760
Petróleos Mexicanos 5.50% 2021	1,070	1,150
Petróleos Mexicanos 4.875% 2022	1,460	1,493
Petróleos Mexicanos 4.875% 2024	1,920	1,925
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,750	7,162
Petróleos Mexicanos 6.50% 2041	2,470	2,572
DaimlerChrysler North America Holding Corp. 2.625% 2016[6]	3,000	3,095
DaimlerChrysler North America Holding Corp. 2.40% 2017[6]	5,000	5,083
DaimlerChrysler North America Holding Corp. 2.375% 2018[6]	4,000	4,012
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	11,297
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.056% 2038[2,3]	3,784	4,165
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[2]	12,250	13,577
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[2,3]	4,945	5,400
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,805	2,913
Williams Partners L.P. 4.125% 2020	1,625	1,648
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	15,340	16,568
Williams Partners L.P. 3.35% 2022	1,750	1,624
AXA SA 8.60% 2030	18,550	22,473
HSBC Bank PLC 1.50% 2018[6]	2,925	2,847
HSBC USA Inc. 2.625% 2018	6,975	7,078
HSBC Holdings PLC 4.125% 2020[6]	3,577	3,764
HSBC Bank PLC 4.75% 2021[6]	2,150	2,328
HSBC Holdings PLC 4.00% 2022	6,105	6,225
Glencore Xstrata LLC 1.70% 2016[6]	4,200	4,142
Xstrata Canada Financial Corp. 2.70% 2017[3,6]	4,250	4,232
Glencore Xstrata LLC 1.628% 2019[3,6]	8,725	8,241
Xstrata Canada Financial Corp. 4.95% 2021[6]	2,740	2,746
Glencore Xstrata LLC 4.125% 2023[6]	3,020	2,800
Dollar General Corp. 1.875% 2018	4,388	4,264
Dollar General Corp. 3.25% 2023	19,022	17,366
First Data Corp. 11.25% 2016	3,761	3,780
First Data Corp. 6.75% 2020[6]	5,925	6,162
First Data Corp. 12.625% 2021	10,511	11,615
Developers Diversified Realty Corp. 5.50% 2015	5,190	5,529
Developers Diversified Realty Corp. 9.625% 2016	2,760	3,276
Developers Diversified Realty Corp. 7.50% 2017	5,885	6,881
Developers Diversified Realty Corp. 4.75% 2018	475	513
Developers Diversified Realty Corp. 7.875% 2020	4,170	5,113
Standard Chartered PLC 3.85% 2015[6]	5,830	6,059
Standard Chartered PLC 3.20% 2016[6]	13,865	14,534
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[6]	5,500	6,116
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 2018[6]	8,000	9,495
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[6]	3,275	3,656
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[6]	1,135	1,064
Korea Development Bank 8.00% 2014	6,250	6,390
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Korea Development Bank 3.875% 2017	US$12,800	US$13,633
Iberdrola Finance Ireland 3.80% 2014[6]	1,185	1,214
Scottish Power PLC 5.375% 2015	8,200	8,655
Iberdrola Finance Ireland 5.00% 2019[6]	6,970	7,399
Scottish Power PLC 5.81% 2025	2,500	2,611
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,320	6,177
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,265
Enbridge Energy Partners, LP 5.20% 2020	7,335	7,936
Enbridge Energy Partners, LP 5.50% 2040	300	293
Express Scripts Inc. 3.125% 2016	13,810	14,467
Express Scripts Inc. 3.90% 2022	3,940	4,000
StatoilHydro ASA 1.80% 2016	4,000	4,105
Statoil ASA 0.554% 2018[3]	5,460	5,459
Statoil ASA 3.15% 2022	6,000	5,936
Statoil ASA 4.25% 2041	3,000	2,773
Volvo Treasury AB 5.95% 2015[6]	16,390	17,500
Ras Laffan Liquefied Natural Gas III 5.50% 2014[6]	5,300	5,538
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,6]	3,002	3,197
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,6]	8,000	8,624
Comcast Corp. 5.30% 2014	3,000	3,042
Comcast Corp. 4.25% 2033	3,000	2,838
Comcast Corp. 6.95% 2037	5,035	6,355
Comcast Corp. 6.40% 2038	1,750	2,081
Comcast Corp. 6.40% 2040	2,150	2,582
Comcast Corp. 4.65% 2042	325	310
Telecom Italia Capital SA 7.175% 2019	2,245	2,480
Telecom Italia Capital SA 7.20% 2036	9,168	8,563
Telecom Italia Capital SA 7.721% 2038	5,897	5,705
Rio Tinto Finance (USA) Ltd. 2.50% 2016	3,000	3,091
Rio Tinto Finance (USA) Ltd. 2.25% 2018	6,425	6,344
Rio Tinto Finance (USA) Ltd. 2.875% 2022	7,530	6,935
Enel Finance International SA 3.875% 2014[6]	5,950	6,095
Enel Società per Azioni 8.75% 2073[3,6]	10,000	10,231
Frontier Communications Corp. 8.50% 2020	1,775	1,970
Frontier Communications Corp. 9.25% 2021	6,525	7,504
Frontier Communications Corp. 7.125% 2023	4,250	4,282
Frontier Communications Corp. 7.625% 2024	2,550	2,563
Russian Federation 3.25% 2017[6]	4,200	4,375
Russian Federation 5.00% 2020	5,100	5,474
Russian Federation 7.50% 2030[2]	3,275	3,866
Russian Federation 5.625% 2042[6]	2,500	2,569
ERP Operating LP 5.125% 2016	1,110	1,215
ERP Operating LP 4.75% 2020	9,200	9,960
ERP Operating LP 4.625% 2021	2,020	2,137
ERP Operating LP 3.00% 2023	2,400	2,212
MetroPCS Wireless, Inc. 6.25% 2021[6]	6,925	6,986
MetroPCS Wireless, Inc. 6.625% 2023[6]	8,425	8,478
Union Pacific Corp. 2.75% 2023	12,000	11,288
Union Pacific Corp. 3.646% 2024[6]	1,850	1,864
Union Pacific Corp. 4.821% 2044[6]	1,990	2,020
Transocean Inc. 5.05% 2016	6,000	6,582
Transocean Inc. 2.50% 2017	1,545	1,551
Transocean Inc. 6.375% 2021	4,590	5,112
Transocean Inc. 3.80% 2022	1,945	1,836
American International Group, Inc. 3.80% 2017	5,500	5,855
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

American International Group, Inc. 3.375% 2020	US$ 6,000	US$ 6,014
American International Group, Inc. 4.125% 2024	3,120	3,130
Kinder Morgan Energy Partners, LP 2.65% 2019	3,670	3,650
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	7,031
Kinder Morgan Energy Partners, LP 3.50% 2023	4,490	4,197
CEZ, a s 4.25% 2022[6]	14,475	14,533
Gilead Sciences, Inc. 2.40% 2014	735	750
Gilead Sciences, Inc. 3.05% 2016	5,250	5,548
Gilead Sciences, Inc. 4.40% 2021	7,615	8,174
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,430
Kimco Realty Corp. 5.584% 2015	2,003	2,189
Kimco Realty Corp. 5.70% 2017	500	562
Kimco Realty Corp. 4.30% 2018	500	541
Kimco Realty Corp. 6.875% 2019	8,010	9,672
Roche Holdings, Inc. 6.00% 2019[6]	4,802	5,731
Roche Holdings, Inc. 7.00% 2039[6]	6,290	8,362
NII Capital Corp. 10.00% 2016	125	121
NII Capital Corp. 7.875% 2019[6]	4,150	3,787
NII Capital Corp. 8.875% 2019	2,625	2,061
NII Capital Corp. 11.375% 2019[6]	1,600	1,664
NII Capital Corp. 7.625% 2021	9,000	6,435
PNC Financial Services Group, Inc. 2.854% 2022	13,726	12,718
PNC Financial Services Group, Inc., Series R, junior subordinated 4.85% (undated)[3]	1,160	1,000
Bahrain Government 5.50% 2020	12,870	12,918
Bahrain Government 5.50% 2020[6]	630	632
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[2]	1,057	1,109
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[2]	7,165	7,833
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[2,3]	3,000	3,358
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[2,3]	840	895
Progress Energy, Inc. 6.05% 2014	5,000	5,122
Progress Energy, Inc. 7.05% 2019	4,380	5,300
Progress Energy, Inc. 7.75% 2031	1,990	2,559
Total Capital International 1.50% 2017	2,880	2,905
Total Capital International 1.55% 2017	3,980	4,005
Total Capital International 2.875% 2022	3,370	3,240
Total Capital International 2.70% 2023	1,265	1,181
Total Capital Canada Ltd. 2.75% 2023	1,460	1,373
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	8,230
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,471
Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,180
Intelsat Jackson Holding Co. 6.625% 2022[6]	11,375	11,347
HSBK (Europe) BV 7.25% 2017[6]	1,865	1,958
HSBK (Europe) BV 7.25% 2021[6]	10,175	10,552
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 2014[6]	6,365	6,520
Commonwealth Bank of Australia 0.75% 2016[2,6]	6,000	5,989
Reynolds Group Inc. 9.00% 2019	3,500	3,692
Reynolds Group Inc. 9.875% 2019	1,635	1,782
Reynolds Group Inc. 5.75% 2020	6,900	6,960
Volkswagen International Finance NV 2.875% 2016[6]	1,900	1,980
Volkswagen International Finance NV 2.375% 2017[6]	5,000	5,136
Volkswagen International Finance NV 4.00% 2020[6]	5,000	5,309
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,972
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,699
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,658
Enersis SA 7.375% 2014	11,935	12,141
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

National Grid PLC 6.30% 2016	US$10,575	US$12,016
Hospitality Properties Trust 6.30% 2016	1,000	1,089
Hospitality Properties Trust 6.70% 2018	8,805	9,888
Hospitality Properties Trust 5.00% 2022	250	250
Hospitality Properties Trust 4.50% 2023	690	664
E.ON International Finance BV 5.80% 2018[6]	7,500	8,716
E.ON International Finance BV 6.65% 2038[6]	2,500	3,072
Venezuela (Republic of) 8.50% 2014	3,450	3,459
Venezuela (Republic of) 5.75% 2016	250	226
Venezuela (Republic of) 7.75% 2019	2,550	2,133
Venezuela (Republic of) 9.25% 2027	5,740	4,692
Venezuela (Republic of) 9.25% 2028	750	592
Venezuela (Republic of) 9.375% 2034	750	596
Spectra Energy Partners, LP 2.95% 2018	2,235	2,275
Spectra Energy Partners, LP 4.75% 2024	9,110	9,410
Dell, Inc. Term Loan B, 4.50% 2021[2,3,8]	11,750	11,575
British American Tobacco International Finance PLC 2.125% 2017[6]	1,325	1,348
British American Tobacco International Finance PLC 9.50% 2018[6]	7,485	10,055
SABMiller Holdings Inc. 2.45% 2017[6]	2,470	2,540
SABMiller Holdings Inc. 3.75% 2022[6]	5,480	5,536
SABMiller Holdings Inc. 4.95% 2042[6]	3,285	3,286
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.393% 2044[2,3]	5,055	5,394
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[2]	5,260	5,784
Altria Group, Inc. 9.95% 2038	2,500	3,742
Altria Group, Inc. 4.50% 2043	8,500	7,378
BHP Billiton Finance (USA) Ltd. 3.85% 2023	9,325	9,420
BHP Billiton Finance (USA) Ltd. 5.00% 2043	1,150	1,176
Holcim Ltd. 6.00% 2019[6]	3,222	3,659
Holcim Ltd. 5.15% 2023[6]	6,460	6,733
Reliance Holdings Ltd. 4.50% 2020[6]	1,750	1,731
Reliance Holdings Ltd. 5.40% 2022[6]	2,200	2,209
Reliance Holdings Ltd. 6.25% 2040[6]	7,000	6,431
Cox Communications, Inc. 2.95% 2023[6]	11,575	10,016
Inmet Mining Corp. 8.75% 2020[6]	7,615	8,186
Inmet Mining Corp. 7.50% 2021[6]	1,760	1,813
Barclays Bank PLC 5.125% 2020	8,875	9,924
Leap Wireless International, Inc., Term Loan C, 4.75% 2020[2,3,8]	5,835	5,845
Cricket Communications, Inc. 7.75% 2020	3,475	3,948
Transportadora de Gas Peru SA 4.25% 2028[6]	11,210	9,753
Shell International Finance BV 4.00% 2014	9,340	9,500
Burlington Northern Santa Fe LLC 3.05% 2022	4,200	4,017
Burlington Northern Santa Fe LLC 3.00% 2023	4,750	4,481
Burlington Northern Santa Fe LLC 5.15% 2043	950	959
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	3,172
CMS Energy Corp. 5.05% 2022	5,840	6,269
ABB Finance (USA) Inc. 1.625% 2017	4,695	4,706
ABB Finance (USA) Inc. 2.875% 2022	4,830	4,675
BNP Paribas 5.00% 2021	3,000	3,251
BNP Paribas 3.25% 2023	2,915	2,737
BNP Paribas, junior subordinated 7.195% (undated)[3,6]	3,200	3,228
RCI Banque 3.50% 2018[6]	9,000	9,164
Schering-Plough Corp. 6.00% 2017	3,275	3,816
Merck & Co., Inc. 2.80% 2023	4,600	4,362
Merck & Co., Inc. 4.15% 2043	1,000	929
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Jaguar Land Rover PLC 7.75% 2018[6]	US$2,675	US$2,902
Jaguar Land Rover PLC 8.125% 2021[6]	5,500	6,146
UniCredito Italiano SpA 6.00% 2017[6]	8,605	9,006
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[2,3]	1,500	1,649
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.857% 2049[2,3]	1,120	1,249
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 6.001% 2051[2,3]	3,020	3,317
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.395% 2051[2,3]	2,315	2,656
Morocco Government 4.25% 2022	5,700	5,205
Morocco Government 4.25% 2022[6]	2,500	2,283
Morocco Government 5.50% 2042[6]	1,500	1,272
Colbun SA 6.00% 2020[6]	8,150	8,752
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[2,3]	4,683	4,819
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[2,3]	1,655	1,711
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.045% 2050[2,3]	1,950	2,191
American Express Co. 0.852% 2018[3]	5,800	5,800
American Express Co. 1.55% 2018	2,950	2,888
CenterPoint Energy Resources Corp. 4.50% 2021	7,915	8,612
Republic of Belarus 8.95% 2018	9,100	8,599
Norfolk Southern Corp. 5.75% 2016	4,265	4,717
Norfolk Southern Corp. 3.00% 2022	4,000	3,864
Kraft Foods Inc. 6.125% 2018	5,975	6,916
Kraft Foods Inc. 5.375% 2020	1,430	1,617
McDonald’s Corp. 3.50% 2020	8,005	8,381
Veolia Environnement 6.00% 2018	7,277	8,370
Amgen Inc. 2.50% 2016	4,125	4,286
Amgen Inc. 2.125% 2017	3,410	3,464
Amgen Inc. 5.375% 2043	520	520
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	5,000	5,250
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	3,000	3,015
Vodafone Group PLC 0.90% 2016	7,250	7,242
Vodafone Group PLC 2.50% 2022	1,136	1,011
Baxter International Inc. 1.85% 2018	2,995	2,996
Baxter International Inc. 3.20% 2023	5,300	5,184
GlaxoSmithKline Capital Inc. 1.50% 2017	6,500	6,543
GlaxoSmithKline Capital Inc. 4.20% 2043	1,750	1,633
Allstate Corp. 3.15% 2023	8,360	8,116
Boyd Gaming Corp. 9.125% 2018	2,000	2,185
Boyd Gaming Corp. 9.00% 2020	5,320	5,799
Tenet Healthcare Corp. 6.00% 2020[6]	3,845	3,939
Tenet Healthcare Corp. 8.125% 2022[6]	3,730	3,902
Kinetic Concepts, Inc., Term Loan D1, 4.50% 2018[2,3,8]	1,075	1,083
Kinetic Concepts, Inc. 10.50% 2018	2,250	2,495
Kinetic Concepts, Inc. 12.50% 2019	4,000	4,220
Enbridge Inc. 4.00% 2023	7,750	7,777
Simon Property Group, LP 6.75% 2014	3,645	3,725
Simon Property Group, LP 10.35% 2019	2,975	4,052
Nordea Bank, Series 2, 3.70% 2014[6]	5,000	5,169
Nordea Bank AB 1.625% 2018[6]	2,645	2,579
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2,6]	4,152	4,380
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[2,6]	3,000	3,332
Realogy Corp. 3.375% 2016[6]	2,750	2,764
Realogy Corp., Letter of Credit, 4.50% 2016[2,3,8]	114	114
Realogy Corp. 7.875% 2019[6]	3,725	4,088
Realogy Corp., Term Loan B, 4.50% 2020[2,3,8]	352	355
ENA Norte Trust 4.95% 2028[2,6]	7,230	7,308
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

VEB Finance Ltd. 6.902% 2020[6]	US$6,600	US$7,260
Devon Energy Corp. 3.25% 2022	7,035	6,749
Devon Energy Corp. 4.75% 2042	500	458
Banco de Crédito del Perú 5.375% 2020[6]	7,000	7,105
inVentiv Health Inc. 9.00% 2018[6]	7,000	7,070
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[2,6]	6,775	6,968
Toys “R” Us-Delaware, Inc. 7.375% 2016[6]	2,000	2,030
Toys “R” Us Property Co. II, LLC 8.50% 2017	3,800	3,999
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 2018[2,3,8]	963	925
Anadarko Petroleum Corp. 5.95% 2016	2,250	2,529
Anadarko Petroleum Corp. 8.70% 2019	3,000	3,863
Anadarko Petroleum Corp. 6.20% 2040	500	562
FMG Resources 6.375% 2016[6]	2,000	2,050
FMG Resources 8.25% 2019[6]	4,500	4,871
LightSquared, Term Loan B, 12.00% 2014[2,4,8,9]	5,845	6,897
AT&T Inc. 1.40% 2017	4,250	4,154
AT&T INC. 4.30% 2042	3,250	2,716
Tennessee Valley Authority 5.88% 2036	250	299
Tennessee Valley Authority 5.25% 2039	6,000	6,534
BBVA Bancomer SA 4.50% 2016[6]	2,975	3,124
BBVA Bancomer SA, junior subordinated 7.25% 2020[6]	2,010	2,148
BBVA Bancomer SA 6.50% 2021[6]	1,455	1,520
ConAgra Foods, Inc. 1.30% 2016	2,800	2,805
ConAgra Foods, Inc. 3.20% 2023	4,210	3,948
Petrobras International Finance Co. 5.75% 2020	960	1,003
Petrobras International Finance Co. 5.375% 2021	2,520	2,545
Petrobras International Finance Co. 6.875% 2040	2,100	2,084
Petrobras International Finance Co. 6.75% 2041	1,000	972
Petrobras Global Finance Co. 5.625% 2043	175	147
Pernod Ricard SA 2.95% 2017[6]	4,000	4,154
Pernod Ricard SA 4.45% 2022[6]	2,500	2,572
Imperial Tobacco Finance PLC 3.50% 2023[6]	7,000	6,613
Indonesia (Republic of) 4.875% 2021[6]	3,835	3,816
Indonesia (Republic of) 3.375% 2023[6]	2,000	1,715
Indonesia (Republic of) 7.75% 2038[6]	935	1,071
Teva Pharmaceutical Financial IV LLC, 2.25% 2020	6,890	6,547
DAE Aviation Holdings, Inc. 11.25% 2015[6]	6,492	6,516
NGPL PipeCo LLC 9.625% 2019[6]	6,900	6,451
France Government Agency-Guaranteed, Société Finance 2.875% 2014[6]	6,070	6,222
Gabonese Republic 8.20% 2017[6]	5,500	6,215
Select Medical Holdings Corp. 6.375% 2021[6]	6,460	6,153
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[2]	2,905	3,202
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[2,3]	460	504
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.425% 2045[2,3]	2,110	2,390
ConvaTec Finance International SA 8.25% 2018[3,4,6]	6,020	6,035
Corporate Office Properties Trust 3.60% 2023	5,065	4,602
Corporate Office Properties LP 5.25% 2024	1,250	1,286
US Investigations Services, Inc., Term Loan B, 5.00% 2015[2,3,8]	1,219	1,215
US Investigations Services, Inc., Term Loan D, 7.75% 2015[2,3,8]	2,110	2,098
US Investigations Services, Inc. 10.50% 2015[6]	1,900	1,686
US Investigations Services, Inc. 11.75% 2016[6]	1,035	787
Macy’s Retail Holdings, Inc. 7.875% 2015[3]	2,857	3,194
Macy’s Retail Holdings, Inc. 4.375% 2023	2,550	2,578
Apache Corp. 2.625% 2023	6,120	5,622
Electricité de France SA 4.60% 2020[6]	2,200	2,403
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Electricité de France SA 6.95% 2039[6]	US$2,625	US$3,196
ArcelorMittal 6.00% 2021[3]	5,000	5,162
ArcelorMittal 6.75% 2022[3]	375	397
United Mexican States Government Global, Series A, 5.125% 2020	3,000	3,358
United Mexican States Government Global, Series A, 6.05% 2040	2,000	2,197
Chevron Corp. 1.718% 2018	1,010	1,008
Chevron Corp. 2.355% 2022	900	831
Chevron Corp. 3.191% 2023	3,750	3,693
United Rentals, Inc. 7.375% 2020	5,000	5,412
CME Group Inc. 5.30% 2043	5,185	5,368
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[6]	5,200	5,330
VPI Escrow Corp. 6.375% 2020[6]	1,475	1,541
VPI Escrow Corp. 7.50% 2021[6]	3,410	3,691
United Technologies Corp. 1.80% 2017	5,120	5,215
Goodman Funding Pty Ltd. 6.375% 2020[6]	1,760	1,962
Goodman Funding Pty Ltd. 6.00% 2022[6]	2,975	3,231
Toronto-Dominion Bank 2.375% 2016	5,000	5,176
Slovakia Government 4.375% 2022[6]	5,000	5,148
Target Corp. 6.00% 2018	4,375	5,141
Energy Transfer Partners, L.P. 3.60% 2023	5,500	5,135
QGOG Constellation S.A. 6.25% 2019[6]	5,350	5,096
Marks and Spencer Group PLC 6.25% 2017[6]	4,500	5,068
PDC Energy Inc. 7.75% 2022	4,750	5,059
Wind Acquisition SA 11.75% 2017[6]	2,750	2,925
Wind Acquisition SA 7.25% 2018[6]	2,050	2,132
Cardinal Health, Inc. 4.625% 2020	4,680	5,010
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[6]	4,765	4,920
Nigeria (Republic of) 5.125% 2018[6]	3,400	3,459
Nigeria (Republic of) 6.375% 2023[6]	1,425	1,457
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	4,200	4,378
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	500	499
Michaels Stores, Inc. 7.50% 2018[3,4,6]	1,700	1,730
Michaels Stores, Inc. 7.75% 2018	2,900	3,132
Voto-Votorantim Ltd 6.75% 2021[6]	4,450	4,784
American Tower Corp. 7.00% 2017	4,150	4,783
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[6]	4,655	4,773
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	2,250	2,368
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[4]	2,219	2,391
Needle Merger Sub Corp. 8.125% 2019[6]	4,565	4,679
JMC Steel Group Inc. 8.25% 2018[6]	4,800	4,656
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[2,3]	1,750	1,974
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[2,3]	2,375	2,651
Regions Financial Corp. 7.75% 2014	103	111
Regions Financial Corp. 5.20% 2015	200	211
Regions Financial Corp. 5.75% 2015	295	316
Regions Financial Corp. 2.00% 2018	4,100	3,985
Alexandria Real Estate Equities, Inc. 3.90% 2023	4,900	4,613
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,8]	4,600	4,571
Marfrig Holdings (Europe) BV 9.875% 2017[6]	2,545	2,507
Marfrig Holdings (Europe) BV 8.375% 2018	800	732
Marfrig Overseas Ltd. 9.50% 2020[6]	835	785
Marfrig Overseas Ltd. 9.50% 2020	550	517
Royal Bank of Scotland Group PLC 4.375% 2016	3,000	3,205
Royal Bank of Scotland PLC 5.625% 2020	1,195	1,322
Ply Gem Industries, Inc. 8.25% 2018	4,184	4,498
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Caesars Entertainment Operating Co. 9.00% 2020	US$2,725	US$2,575
Caesars Entertainment Operating Co. 9.00% 2020	2,025	1,914
Time Warner Cable Inc. 6.75% 2018	3,985	4,456
Univision Communications Inc., Term Loan C3, 4.00% 2020[2,3,8]	569	567
Univision Communications Inc. 8.50% 2021[6]	3,500	3,850
CoBank, ACB 7.875% 2018[6]	430	520
CoBank, ACB 0.854% 2022[3,6]	4,275	3,870
PTT Exploration & Production Ltd. 5.692% 2021[6]	4,045	4,323
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[2]	4,250	4,320
Dominican Republic 7.50% 2021[2,6]	4,000	4,285
Koninklijke KPN NV 8.375% 2030	3,320	4,258
CIT Group Inc. 5.00% 2017	4,000	4,225
The Export-Import Bank of Korea 4.375% 2021	4,000	4,215
Digicel Group Ltd. 10.50% 2018[6]	850	922
Digicel Group Ltd. 8.25% 2020[6]	3,150	3,276
EDP Finance BV. 6.00% 2018[6]	4,000	4,150
Entergy Corp. 4.70% 2017	3,868	4,146
AvalonBay Communities, Inc. 3.625% 2020	1,450	1,475
AvalonBay Communities, Inc. 2.85% 2023	2,875	2,618
Royal Bank of Canada 1.50% 2018	4,150	4,090
Stater Bros. Holdings Inc. 7.75% 2015	4,025	4,045
Unum Group 5.625% 2020	3,600	3,978
Reynolds American Inc. 4.85% 2023	2,480	2,582
Reynolds American Inc. 6.15% 2043	1,240	1,302
McClatchy Co. 9.00% 2022	3,650	3,869
Samsung Electronics America, Inc. 1.75% 2017[6]	3,800	3,796
State of Qatar 4.50% 2022[6]	3,500	3,749
Banco Mercantil del Norte, SA, junior subordinated 6.862% 2021[3,6]	3,500	3,719
R.R. Donnelley & Sons Co. 7.875% 2021	3,400	3,663
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	750	799
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	211	230
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	2,355	2,635
Teekay Corp. 8.50% 2020	3,400	3,655
TransDigm Inc. 7.75% 2018	2,750	2,942
TransDigm Inc. 5.50% 2020	600	591
South Korean Government 5.75% 2014	3,400	3,494
Sabine Pass Liquefaction, LLC 5.625% 2021[6]	3,500	3,443
International Paper Co. 7.30% 2039	2,810	3,440
QBE Insurance Group Ltd. 2.40% 2018[6]	3,500	3,414
Kraft Foods Inc. 2.25% 2017	1,590	1,623
Kraft Foods Inc. 5.375% 2020	1,570	1,790
Academy Sports 9.25% 2019[6]	3,000	3,360
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,612
Brandywine Operating Partnership, LP 5.70% 2017	15	17
Brandywine Operating Partnership, LP 3.95% 2023	750	711
Staples, Inc. 9.75% 2014	3,250	3,331
Nortek Inc. 10.00% 2018	2,050	2,260
Nortek Inc. 8.50% 2021	950	1,038
ACE INA Holdings Inc. 5.875% 2014	1,510	1,564
ACE INA Holdings Inc. 2.60% 2015	1,625	1,685
Iron Mountain Inc. 5.75% 2024	3,550	3,213
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	3,000	3,202
ADS Waste Escrow 8.25% 2020[6]	3,000	3,180
Teco Finance, Inc. 4.00% 2016	10	11
Teco Finance, Inc. 6.572% 2017	110	127
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Teco Finance, Inc. 5.15% 2020	US$ 170	US$ 186
Tampa Electric Co. 4.10% 2042	3,140	2,823
Del Monte Corp. 7.625% 2019	3,000	3,127
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[2]	250	277
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[2]	900	1,003
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[2,3]	1,270	1,368
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.936% 2049[2,3]	400	446
iStar Financial Inc., Term Loan B, 4.50% 2017[2,3,8]	594	596
iStar Financial Inc., 4.875% 2018	2,500	2,437
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[6]	2,840	2,982
Gardner Denver, Inc. Term Loan B, 4.25% 2020[2,3,8]	3,000	2,977
FirstEnergy Corp., Series A, 2.75% 2018	3,000	2,921
CEVA Group PLC 11.625% 2016[6]	2,775	2,886
CEVA Group PLC 8.375% 2017[6]	26	26
American Electric Power Co. 1.65% 2017	2,960	2,911
Warner Music Group 11.50% 2018	2,500	2,894
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[2,3,8]	2,810	2,821
UDR, Inc., Series A, 5.25% 2015	2,680	2,812
UBS AG 5.75% 2018	2,421	2,797
Symbion Inc. 8.00% 2016	2,625	2,782
Consolidated Edison Company of New York, Inc. Series 2013-A, 3.95% 2043	3,060	2,728
Hughes Satellite Systems Corp. 7.625% 2021	2,500	2,706
UnitedHealth Group Inc. 2.875% 2023	2,825	2,665
SunGard Data Systems Inc. 7.375% 2018	2,500	2,656
WellPoint, Inc. 2.30% 2018	2,645	2,650
Essex Portfolio L.P. 3.25% 2023	2,870	2,638
Cenovus Energy Inc. 3.00% 2022	1,312	1,247
Cenovus Energy Inc. 3.80% 2023	500	496
Cenovus Energy Inc. 6.75% 2039	750	891
LSB Industries, Inc. 7.75% 2019[6]	2,485	2,591
Time Warner Inc. 6.25% 2041	2,330	2,570
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[2]	2,225	2,561
Denbury Resources Inc. 8.25% 2020	2,292	2,527
PRA Holdings, Inc. 9.50% 2023[6]	2,335	2,414
Samson Investment Co. 10.25% 2020[6]	2,235	2,380
Serena Software, Inc. 10.375% 2016	2,356	2,380
Schaeffler Holding Finance BV 6.875% 2018[3,4,6]	2,225	2,342
Genworth Holdings, Inc. 4.90% 2023	2,300	2,315
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,698
Canadian Natural Resources Ltd. 6.50% 2037	500	573
American Campus Communities, Inc. 3.75% 2023	2,340	2,218
Intesa Sanpaolo SpA 6.50% 2021[6]	2,100	2,188
AES Panamá, SA 6.35% 2016[6]	2,000	2,121
Arch Coal, Inc. 7.00% 2019	2,675	2,100
Development Bank of Kazakhstan 5.50% 2015[6]	1,984	2,091
Delhaize Group 5.70% 2040	2,129	2,087
Walter Energy, Inc. 9.50% 2019[6]	2,000	2,077
Playa Resorts Holding BV 4.75% 2019[2,3,8]	725	731
Playa Resorts Holding BV 8.00% 2020[6]	1,250	1,325
Patheon Inc., Term Loan B1, 7.25% 2018[2,3,8]	1,985	2,005
Cisco Systems, Inc. 0.504% 2014[3]	2,000	2,003
Odebrecht Finance Ltd 7.125% 2042[6]	2,000	1,915
IMS Health Inc. 7.375% 2018[3,4,6]	1,775	1,822
Berkshire Hathaway Inc. 2.00% 2018	1,785	1,792
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[2]	1,620	1,738
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. dollars (continued)	(000)	(000)

Alpha Natural Resources, Inc. 6.00% 2019	US$2,050	US$ 1,722
TRAC Intermodal 11.00% 2019	1,525	1,716
Milacron LLC 7.75% 2021[6]	1,650	1,712
MGM Resorts International 7.50% 2016	1,500	1,684
TNK-BP Finance SA 7.50% 2016[6]	1,500	1,682
HBOS PLC 6.75% 2018[6]	1,490	1,663
Ecopetrol SA 7.625% 2019	275	327
Ecopetrol SA 5.875% 2023	1,250	1,303
Newcrest Finance Pty Ltd. 4.45% 2021[6]	1,890	1,628
DJO Finance LLC 7.75% 2018	715	711
DJO Finance LLC 8.75% 2018	425	464
DJO Finance LLC 9.875% 2018	410	437
SBA Communications Corp. 5.75% 2020	1,525	1,521
CNA Financial Corp. 7.35% 2019	1,200	1,465
Builders Firstsource 7.625% 2021[6]	1,450	1,454
CNOOC Finance (2013) Ltd. 3.00% 2023	1,600	1,442
Novartis Securities Investment Ltd. 5.125% 2019	1,250	1,434
Enterprise Products Operating LLC 3.35% 2023	1,190	1,129
Enterprise Products Operating LLC 4.85% 2044	250	234
Husky Energy Inc. 5.90% 2014	1,300	1,347
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[2]	965	1,036
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.107% 2049[2,3]	270	303
Rosetta Resources Inc. 5.625% 2021	1,350	1,289
Western Gas Partners LP 4.00% 2022	1,250	1,216
Kroger Co. 6.80% 2018	1,000	1,197
News America Inc. 5.40% 2043[6]	1,150	1,155
Piedmont Operating Partnership LP 3.40% 2023	1,250	1,140
DISH DBS Corp. 4.625% 2017	1,100	1,130
Gardner Denver, Inc. 6.875% 2021[6]	1,125	1,117
GenCorp Inc. 7.125% 2021[6]	1,055	1,110
TitleMax Finance Corp. 8.50% 2018[6]	1,050	1,102
Canadian National Railway Co. 4.95% 2014	1,000	1,013
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.093% 2049[2,3]	890	1,006
Quebecor Media Inc. 5.75% 2023	1,025	971
Cliffs Natural Resources Inc. 4.875% 2021	910	860
Northwest Airlines, Inc., Term Loan B, 3.75% 2013[2,3,8]	114	111
Northwest Airlines, Inc., Term Loan A, 2.00% 2018[2,3,8]	779	725
McKesson Corp. 3.25% 2016	740	780
Harvest Operations Corp. 2.125% 2018[6]	785	764
France Télécom 4.375% 2014	705	724
Atlas Copco AB 5.60% 2017[6]	500	565
Crescent Resources 10.25% 2017[6]	475	513
Quintiles, Term Loan B-2, 4.00% 2018[2,3,8]	425	427
Santander Issuances, SA Unipersonal 6.50% 2019[3,6]	400	408
Iraq (Republic of) 5.80% 2028[2,6]	250	214
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.481% 2014[2,3,8]	49	26
		5,589,891
Total bonds, notes & other debt instruments (cost: $11,981,881,000)		12,099,458
Convertible securities 0.02%
		Value
U.S. dollars 0.01%	Shares	(000)

CEVA Group PLC, Series A-2, 2.244% convertible preferred[10,11]	1,141	US$ 1,472
Miscellaneous 0.01%

Other convertible securities in initial period of acquisition		1,240
Total convertible securities (cost: $2,416,000)		2,712
Preferred securities 0.08%

U.S. dollars 0.02%

Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	114,000	2,565
Miscellaneous 0.06%

Other preferred securities in initial period of acquisition		7,066
Total preferred securities (cost: $10,251,000)		9,631
Common stocks 0.03%

U.S. dollars 0.03%

Beech Holdings, LLC[10,11,12]	429,287	3,542
CEVA Group PLC[6,10,12]	527	680
Atrium Corp.[6,10,12]	191	—
Total common stocks (cost: $7,043,000)		4,222
	Principal amount
Short-term securities 7.47%	(000)

Freddie Mac 0.10%–0.18% due 11/5/2013–5/20/2014	US$342,750	342,661
Fannie Mae 0.09%–0.13% due 1/22–6/2/2014	170,400	170,325
Federal Home Loan Bank 0.06%–0.115% due 12/13/2013–5/27/2014	130,500	130,456
BHP Billiton Finance (USA) Limited 0.11%–0.13% due 11/19–12/18/2013[6]	100,000	99,964
Nordea Bank AB 0.18%–0.185%due 10/4–11/1/2013[6]	56,500	56,494
Old Line Funding, LLC 0.20% due 12/6/2013[6]	34,800	34,796
American Honda Finance Corp. 0.11% due 11/6/2013	28,800	28,795
Toronto-Dominion Holdings USA Inc. 0.10% due 10/15/2013[6]	27,600	27,599
Electricité de France 0.13% due 10/30/2013[6]	26,500	26,497
Sumitomo Mitsui Banking Corp. 0.21% due 10/24/2013[6]	20,800	20,797
Victory Receivables Corp. 0.13% due 10/18/2013[6]	7,000	7,000
Total short-term securities (cost: $945,233,000)		945,384
Total investment securities (cost: $12,946,824,000)		13,061,407
Other assets less liabilities		(407,827)
Net assets		US$12,653,580

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Step bond; coupon rate will increase at a later date.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,270,545,000, which represented 10.04% of the net assets of the fund.
[7]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $14,229,000, which represented .11% of the net assets of the fund.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $45,664,000, which represented .36% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $6,934,000, which represented .05% of the net assets of the fund.

11Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	dates	(000)	(000)	assets

Beech Holdings, LLC	3/16/2007–2/15/2013	$6,307	$3,542.03%
CEVA Group PLC, Series A-2, convertible preferred	3/10/2010–1/21/2011	1,687	1,472.01
Total restricted securities		$7,994	$5,014.04%

[12]	Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-031-1113O-S37719

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

Capital World Bond Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund (the “Fund”) as of September 30, 2013, and for the year then ended and have issued our report thereon dated November 7, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 7, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 29, 2013

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 29, 2013